                                                                   EXHIBIT 10.67

                         POOLING AND SERVICING AGREEMENT

                                      AMONG

                          ALLIANCE LAUNDRY SYSTEMS LLC

                             Servicer and Originator

                 ALLIANCE LAUNDRY EQUIPMENT RECEIVABLES 2002 LLC

                                   Transferor

                                       AND

               ALLIANCE LAUNDRY EQUIPMENT RECEIVABLES TRUST 2002-A

                                     Issuer

                          DATED AS OF NOVEMBER 26, 2002

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                                TABLE OF CONTENTS

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                                    ARTICLE I

                               CERTAIN DEFINITIONS

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SECTION  1.01  Definitions...........................................................1

                                   ARTICLE II

                                PURCHASE AND SALE

SECTION  2.01  Purchase and Sale.....................................................1
SECTION  2.02  Timing of Conveyances.................................................2
SECTION  2.03  Character of Transfers................................................2
SECTION  2.04  No Recourse...........................................................2
SECTION  2.05  No Assumption of Obligations Relating to Second Tier
                  Purchased Assets...................................................2
SECTION  2.06  Absolute Conveyances..................................................3
SECTION  2.07  Effect of Transfer....................................................4
SECTION  2.08  Servicing of Second Tier Purchased Assets.............................4
SECTION  2.09  Custody of Collateral Documents.......................................4
SECTION  2.10  Acceptance and Acknowledgment by Issuer...............................7
SECTION  2.11  Representations and Warranties as to the Loans and Receivables........7
SECTION  2.12  Payments in Respect of Receivables and Repurchases of Loans...........7
SECTION  2.13  Substitution of Loans.................................................9

                                   ARTICLE III

                   GENERAL ADMINISTRATION; ADMINISTRATION AND
                               SERVICING OF LOANS

SECTION  3.01  Duties of the Servicer regarding Loans...............................10
SECTION  3.02  Collection of Loan Payments..........................................11
SECTION  3.03  Prepayments..........................................................12
SECTION  3.04  Realization Upon Defaulted Equipment Loans...........................12
SECTION  3.05  Maintenance of Insurance Policies....................................13
SECTION  3.06  Maintenance of Security Interests in Collateral......................13
SECTION  3.07  Covenants of the Servicer............................................14
SECTION  3.08  Servicer's Purchase of Loans or Payments in Respect of
                  Receivables Upon Breach of Covenant...............................17
SECTION  3.09  Servicing Fees; Payment of Certain Expenses by Servicer..............18
SECTION  3.10  Servicer's Certificate...............................................18
SECTION  3.11  Application of Collections...........................................19
SECTION  3.12  Power of Attorney....................................................19
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SECTION  3.13  Back-up Servicer.....................................................19
SECTION  3.14  Schedule of Loans....................................................20

                                   ARTICLE IV

                   ADMINISTRATION AND SERVICING OF RECEIVABLES

SECTION  4.01  Designation of the Servicer..........................................20
SECTION  4.02  Duties of the Servicer and Transferor................................20
SECTION  4.03  Covenants of the Servicer............................................22
SECTION  4.04  Application of Collections...........................................22

                                    ARTICLE V

                      SERVICER'S COVENANTS; DISTRIBUTIONS;
                          STATEMENTS TO BENEFICIARIES

SECTION  5.01  Annual Statement as to Compliance: Notice of Servicer Default........22
SECTION  5.02  Annual Independent Accountants' Report...............................23
SECTION  5.03  Access to Certain Documentation and Information Regarding Loans
                  and Receivables...................................................24
SECTION  5.04  Amendments to Loans and to Schedule of Loans.........................25
SECTION  5.05  Assignment of Administrative Loans, Warranty Loans...................25
SECTION  5.06  Distributions........................................................26
SECTION  5.07  No Set-off...........................................................26
SECTION  5.08  Reporting............................................................26
SECTION  5.09  Information Provided to Rating Agencies..............................26

                                   ARTICLE VI

                 LOCKBOXES, ACCOUNTS; COLLECTIONS, DEPOSITS AND
                              INVESTMENTS; ADVANCES

SECTION  6.01  Loan Lockbox Account.................................................26
SECTION  6.02  Receivables Lockbox Accounts.........................................27
SECTION  6.03  Loan Collection Account..............................................28
SECTION  6.04  Receivables Collection Account.......................................29
SECTION  6.05  Reserve Account......................................................30
SECTION  6.06  Transfers Between Accounts...........................................30
SECTION  6.07  The Designated Accounts; Control of Designated Accounts..............30
SECTION  6.08  Collections..........................................................31
SECTION  6.09  Investment Earnings..................................................31
SECTION  6.10  Servicer Advances....................................................31
SECTION  6.11  Additional Deposits..................................................31
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SECTION  6.12  Ambac Policy Proceeds................................................32

                                   ARTICLE VII

                   THE ISSUER, THE SELLER; REPRESENTATIONS AND
                    WARRANTIES OF THE SELLER AND THE SERVICER

SECTION  7.01  Representations and Warranties of the Transferor and the Servicer....32
SECTION  7.02  Liability of Transferor..............................................38
SECTION  7.03  Merger or Consolidation of, or Assumption of the Obligations of,
                  Transferor; Amendment of Limited Liability Company Agreement......38
SECTION  7.04  Limitation on Liability of Transferor and Others.....................38
SECTION  7.05  Transferor May Own Securities........................................38
SECTION  7.06  Rule 144A............................................................38

                                  ARTICLE VIII

                       LIABILITIES OF SERVICER AND OTHERS

SECTION  8.01  Liability of Servicer; Indemnities...................................39
SECTION  8.02  Merger or Consolidation of, or Assumption of the Obligations of,
                  the Servicer......................................................40
SECTION  8.03  Limitation on Liability of Servicer and Others.......................41
SECTION  8.04  Delegation of Duties.................................................42
SECTION  8.05  Servicer Not to Resign...............................................42

                                   ARTICLE IX

                                SERVICER DEFAULT

SECTION  9.01  Servicer Defaults....................................................42
SECTION  9.02  Consequences of a Servicer Default...................................44
SECTION  9.03  Indenture Trustee to Act; Appointment of Successor...................45
SECTION  9.04  Notification to the Beneficiaries and the Certificateholders.........46
SECTION  9.05  Waiver of Past Defaults..............................................46
SECTION  9.06  Effects of Termination or Resignation of Servicer....................46

                                    ARTICLE X

                             TERMINATION; REDEMPTION

SECTION  10.01 Optional Purchase of Equipment Loans and Receivables.................47
SECTION  10.02 Termination of the Agreement.........................................47
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                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS
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SECTION  11.01 Amendment............................................................48
SECTION  11.02 Protection of Title to Owner Trust Estate............................49
SECTION  11.03 Notices..............................................................51
SECTION  11.04 Governing Law........................................................51
SECTION  11.05 Severability of Provisions...........................................51
SECTION  11.06 Assignment...........................................................51
SECTION  11.07 Third-Party Beneficiaries............................................51
SECTION  11.08 Separate Counterparts................................................51
SECTION  11.09 Headings and Cross-References........................................52
SECTION  11.10 Assignment to Indenture Trustee......................................52
SECTION  11.11 No Petition Covenants................................................52
SECTION  11.12 Limitation of Liability of the Trustees..............................52
SECTION  11.13 Survival of Agreement................................................53
SECTION  11.14 Cooperation and Further Assurances...................................53
SECTION  11.15 No Recourse..........................................................53

                                    EXHIBITS

EXHIBIT A-1    Form of Initial PSA Assignment

EXHIBIT A-2    Form of Additional PSA Assignment

EXHIBIT A-3    Form of Substitution Assignment

EXHIBIT B      Locations of Schedule of Loans and Receivables

EXHIBIT C      Back-Up Servicer Requirements

EXHIBIT D      Form of Servicer's Certificate

EXHIBIT E      Form of Control Agreement

EXHIBIT F      Form of Borrowing Base Certificate

EXHIBIT G      Agreed Upon Procedures
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                                   APPENDICES

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APPENDIX A     Defined Terms and Rules of Construction

APPENDIX B     Notice Addresses and Procedures

APPENDIX C     Credit Agreement

                                    SCHEDULES

SCHEDULE 7.01  Perfection Certificate - Transferor
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          THIS POOLING AND SERVICING AGREEMENT (this "Agreement") is made as of
November 26, 2002 by and among ALLIANCE LAUNDRY SYSTEMS LLC, a Delaware limited liability company ("ALS" and, in its capacity as Originator and Servicer hereunder, the "Originator" and the "Servicer," respectively), ALLIANCE LAUNDRY EQUIPMENT RECEIVABLES 2002 LLC, a Delaware limited liability company ("ALER" and, in its capacity as the Transferor hereunder, the "Transferor"), and ALLIANCE LAUNDRY EQUIPMENT RECEIVABLES TRUST 2002-A, a Delaware statutory trust (the "Issuer").

          WHEREAS, pursuant to the Purchase Agreement, ALS will from time to time sell or convey certain Loans and all of its Receivables to the Transferor;

          WHEREAS, the Transferor desires to further contribute such Loans and Receivables to the Issuer in respect of its beneficial interest in the Issuer, and the Servicer desires to perform the servicing obligations set forth herein for, and in consideration of, the fees and other benefits set forth in this Agreement;

          WHEREAS, the Transferor and the Issuer wish to set forth the terms pursuant to which such Loans and Receivables are to be sold by the Transferor to the Issuer, and the Servicer and the Issuer wish to set forth the terms pursuant to which such Loans and Receivables will be serviced by the Servicer;

          NOW, THEREFORE, in consideration of the foregoing, the other good and valuable consideration and the mutual terms and covenants contained herein, the parties hereto agree as follows:

                                    ARTICLE I

                               CERTAIN DEFINITIONS

          SECTION 1.01 Definitions. Certain capitalized terms used in the above recitals and in this Agreement are defined in and shall have the respective meanings assigned them in Part I of Appendix A to this Agreement. All references herein to "the Agreement" or "this Agreement" are to this Pooling and Servicing Agreement as it may be amended, supplemented or modified from time to time, the exhibits hereto and the capitalized terms used herein which are defined in such Appendix A, and all references herein to Articles, Sections and subsections are to Articles, Sections or subsections of this Agreement unless otherwise specified. The rules of construction set forth in Part II of such Appendix A shall be applicable to this Agreement.

                                   ARTICLE II

                                PURCHASE AND SALE

          SECTION 2.01 Purchase and Sale. The Originator has previously sold, transferred and conveyed to the Transferor, the Transferor hereby conveys, transfers or assigns to the Issuer, and the Issuer hereby accepts from the Transferor, at the times set forth in Section 2.2, all of Transferor's right, title and interest in, to and under:

          (a) all Specified Assets that existed and were transferred to the Transferor on the Closing Date under the Purchase Agreement;

          (b) all Specified Assets that existed and were acquired by the Transferor on each Purchase Date during the period from and including the closing of business on the Closing Date to the Purchase Termination Date;

          (c) the Purchase Agreement and the other Basic Documents (other than the Trust Agreement, and the documents and certificates executed in connection with the foregoing) to the extent such rights relate to the Specified Assets, including the right of the Transferor to cause ALS to perform its obligations thereunder (including the obligation of ALS under Sections 2.12(c) and (d) of the Purchase Agreement); and

          (d) any and all income and Proceeds of the property described in clauses (a) through (c) above.

          As used herein, "Second Tier Purchased Assets" means the items listed above in clauses (a), (b), (c) and (d) collectively.

          SECTION 2.02 Timing of Conveyances.

          (a) Initial Closing Date Conveyances. On the Closing Date, the Transferor will, pursuant to an assignment in the form attached hereto as Exhibit A-1 (the "Initial PSA Assignment"), convey, sell, transfer, assign, and set over to the Issuer all of the Specified Assets acquired by the Transferor on the Closing Date pursuant to the Purchase Agreement.

          (b) Regular Conveyances. On each Purchase Date under the Purchase Agreement, the Transferor will immediately, upon the acquisition by the Transferor of such Specified Assets, transfer, pursuant to an assignment in the form attached hereto as Exhibit A-2 (the "Additional PSA Assignment"), each and every Specified Asset acquired by the Transferor on such Purchase Date pursuant to the terms of the Purchase Agreement.

          SECTION 2.03 Character of Transfers. Each transfer of Second Tier Purchased Assets as set forth in Section 2.02 will be treated as a capital contribution by the Transferor to the Issuer.

          SECTION 2.04 No Recourse. Except as specifically provided in Section
2.12 of this Agreement, the sale and purchase of Second Tier Purchased Assets under this Agreement shall be without recourse to the Transferor; it being understood that the Transferor shall be liable to the Issuer for all representations, warranties, covenants and indemnities made by the Transferor pursuant to the terms of this Agreement, all of which obligations are limited so as not to constitute recourse to the Transferor for the credit risk of the Obligors under any Second Tier Purchased Assets.

          SECTION 2.05 No Assumption of Obligations Relating to Second Tier Purchased Assets. Neither the Issuer nor the Servicer shall have any obligation or liability to any Obligor or other customer or client of the Transferor (including any obligation to perform any of the obligations of the Transferor under any Second Tier Purchased Asset including any contract

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or purchase orders or other agreements related to any Second Tier Purchased
Asset). No such obligation or liability is intended to be assumed by the Issuer or the Servicer hereunder, and any such assumption is expressly disclaimed.

          SECTION 2.06 Absolute Conveyances. Each of the Transferor and the Issuer intends each transfer of the Second Tier Purchased Assets hereunder to be capital contributions by the Transferor to the Issuer, that in each case are absolute and irrevocable and that provide the Issuer with the full benefits of ownership of the Second Tier Purchased Assets. Neither the Issuer nor the Transferor intends the transactions contemplated hereunder to be, or for any purpose to be characterized as, loans from the Issuer to the Transferor.

          The Transferor, the Servicer and the Issuer intend to treat such transfer and assignment as a capital contribution for accounting purposes. Notwithstanding the foregoing, if the arrangements with respect to such assets are deemed for any purpose to constitute a loan and not a purchase and sale or capital contribution of the Second Tier Purchased Assets, it is the intention of the parties hereto that this Agreement shall still constitute a security agreement under applicable law, and Transferor hereby grants to the Issuer a first priority perfected security interest in all of Transferor's right, title and interest, whether now owned or hereafter acquired, in, to and under the Second Tier Purchased Assets, and all money, accounts, general intangibles, payment intangibles, chattel paper, instruments, documents, supporting obligations, goods, investment property, deposit accounts, securities entitlements, certificates of deposit, letters of credit, letter-of-credit rights, and advices of credit consisting of, arising from or related to such assets, and all proceeds thereof, to secure its obligations hereunder, including its obligation to remit to the Issuer, or its successors and assigns, all Collections of such assets and other proceeds of such assets and all other Second Tier Purchased Assets. The Transferor and the Issuer agree that the foregoing transfers of Purchased Receivables and Loans included in the Second Tier Purchased Assets constitute sales of "accounts," "promissory notes" and "chattel paper" as described in the UCC, and that this Agreement shall create a security interest in favor of the Issuer as the purchaser of such assets.

          Each of the Transferor and the Issuer shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement is deemed to create a security interest in the Second Tier Purchased Assets, such security interest would be deemed to be a perfected security interest of first priority Lien in favor of the Indenture Trustee (as assignee of the Issuer) under applicable law (including the filing of any financing statements describing the subject of such security interest as all assets of the Transferor) and will be maintained as such throughout the term of this Agreement. Such grant of a security interest in the Second Tier Purchased Assets shall be deemed to include all rights, powers and options (but none of the obligations, if any) of the Transferor under any agreement or instrument included in the assets referred to in the Second Tier Purchased Assets, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of Purchased Equipment Loans and all other monies payable under such Purchased Equipment Loans, the immediate and continuing right to collect the Purchased Receivables to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Transferor or otherwise and generally to do and receive anything that the Transferor is or may be entitled to do or receive under or with respect to the Second Tier Purchased Assets. For purposes of such grant, this Agreement shall constitute a security agreement under the UCC.

          SECTION 2.07 Effect of Transfer. Upon each Advance under the Indenture and the Note Purchase Agreement, title to the Second Tier Purchased Assets shall vest in the Issuer, whether or not the conditions precedent to the obligation of the Issuer to acquire such Second Tier Purchased Assets were in fact satisfied.

          SECTION 2.08 Servicing of Second Tier Purchased Assets. Consistent with the Issuer's ownership of the Second Tier Purchased Assets, the Issuer shall have the sole right to service, administer and collect the Second Tier Purchased Assets and to assign such right to others.

          SECTION 2.09 Custody of Collateral Documents. Simultaneously with the execution and delivery of this Agreement, the Servicer, the Issuer, the Indenture Trustee and the Custodian shall enter into the Custodial Agreement, whereby the Custodian shall act as the agent of the Indenture Trustee as custodian of the following documents and instruments (collectively, the "Collateral Documents") for each Loan to be acquired by the Issuer pursuant to the terms of this Agreement:

          (a) the fully executed endorsed original of the Equipment Note and any original loan agreement for any such Loan (which shall not bear any transfer or encumbrance legend or, if it shall bear such a legend, shall be accompanied by an unconditional release from the party or parties named in such legend);

          (b) the original, fully executed Guaranty executed in respect of such Loan (unless the Loan Schedule certifies that such document does not exist with respect to the applicable Loan);

          (c) the original, fully executed security agreement executed for such Loan;

          (d) the original file-stamped UCC financing statement with recording information indicated thereon for such Loan filed by the Originator against the Obligor with respect to the related Equipment or a copy thereof and related certificates (as provided in the second paragraph below);

          (e) the Delivery and Acceptance Receipt for the Equipment relating to such Loan (unless the Loan Schedule certifies that such document does not exist with respect to the applicable Loan) or a copy thereof and related certification (as provided in the second paragraph below); and

          (f) the assignment of lease, landlord waiver, mortgagee waiver or deed, in each case, with respect to the real property on which the related Equipment is located (unless the Loan Schedule certifies that such document does not exist with respect to the applicable Loan and is not required to be delivered to the Custodian pursuant to this Agreement).

          The Transferor shall, or shall cause the Servicer to, deliver to the Custodian (i) on or prior to the Closing Date, all of the Collateral Documents (but shall retain copies thereof)

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

relating to at least 98% of the Aggregate Initial Loan Balance of the Initial Loans, and (ii) the Collateral Documents relating to the remaining Initial Loans within three (3) Business Days of the Closing Date. On or prior to the Closing Date (with respect to the 98%) and two Business Days after receipt by the Custodian (with respect to the remaining 2%) such Collateral Documents shall have been certified as complete and without Exception (as defined in the Custodial Agreement) by the Custodian (a copy of such certification will be provided to the Insurer and the Indenture Trustee). With respect to any Loan transferred to the Issuer after the Closing Date, the Transferor shall, or shall cause the Servicer to, deliver all of the Collateral Documents (but shall retain copies thereof) relating to such Loans to the Custodian and such Collateral Documents shall have been certified as complete and without Exception (as defined in the Custodial Agreement) by the Custodian (a copy of such certification will be provided to the Insurer and the Indenture Trustee) no later than 3:00 p.m. on the Business Day prior to, and as a condition to the funding of the Equipment Loan under the Indenture, on the applicable Equipment Loan Borrowing Date. The Custodian shall, in accordance with the Custodial Agreement, review and certify as complete pursuant to a Custodian Receipt Certification all Collateral Documents required to be delivered to the Custodian with respect to each Loan. Except as otherwise provided herein with respect to the transfer of servicing duties hereunder, the Servicer: (i) shall maintain in its possession the Loan Files and Receivables Files (other than the Collateral Documents) in a manner consistent with the Loan Servicing Standards, (ii) will not dispose of any documents constituting the Loan Files or Receivables Files,
(iii) will not permit any Person other than the Indenture Trustee to maintain any adverse claim upon any Loan File or Receivables File, and (iv) will not permit any Person other than the Indenture Trustee, the Servicer (or any sub-servicer or other agent permitted hereunder) or the Custodian to maintain possession of any Loan File or Receivable File so long as the related Loan or Receivable shall remain part of the Trust Estate.

          With respect to any Collateral Documents described in clauses (d) or
(f) above which have been delivered, or are being delivered, to recording offices for recording and have not been returned to the Transferor or Servicer in time to permit their delivery hereunder at the time required, then, in lieu of delivering such original documents, the Transferor or Servicer shall deliver to the Custodian a true copy thereof with a certification (a copy of which certification shall be delivered to the Control Party) executed by an authorized representative of the Transferor or Servicer certifying that such copy is a true, correct and complete copy of the original, which has been transmitted for recordation. The Transferor or Servicer shall deliver such original documents to the Custodian promptly when they are received.

          Upon termination of the Servicer as Servicer, the terminated Servicer shall promptly deliver to the Indenture Trustee any Loan Files and any Receivables Files, or portion thereof, as applicable, and any copies of the Collateral Documents that may be in the possession of such Servicer and that may have been delivered to such Servicer pursuant to this Section 2.09. From time to time, solely to the extent the same is required to implement the foreclosure, purchase, payoff, substitution or servicing of the Loans or Receivables by the Servicer or any related collateral, the Servicer may request release by the Custodian of, and the Custodian shall deliver to the Servicer, any portion of the Collateral Documents in accordance with the terms of the Custodial Agreement. A copy of any such request shall be sent concurrently to the Control Party. In the event that an Event of Default, Default, Rapid Amortization Event or Servicer Default has occurred and is continuing, the consent of the Control Party shall be required in

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

order for the Servicer to make any such request. The Servicer shall promptly return to the Custodian each and every document previously requested from the Collateral Documents when the Servicer's need therefor no longer exists, unless the Loan or Receivable has been liquidated, paid off or collected, is a Warranty Loan, an Administrative Loan or is a Loan with respect to which a Substitute Loan has been substituted in its place, in which case, the Servicer shall provide a certification to this effect to the Custodian, which may be included in the request for release, a copy of which shall be sent concurrently to the Control Party.

          Notwithstanding anything to the contrary set forth herein, the Servicer shall not, without the prior written consent of the Control Party, be entitled to request any Collateral Documents held by the Custodian if the sum of the unpaid Loan Balances of all Loans for which the Servicer is then in possession of the related Collateral Documents (other than for Loans then held by the Servicer which have been repurchased, paid off, substituted or liquidated in accordance with the Loan Servicing Standards) (including the Collateral Documents to be requested) exceeds 5% of the Aggregate Loan Balances of all Loans then owned by the Trust. The Servicer may hold, and hereby acknowledges that it shall hold, any Collateral Documents and all other property included in the Trust Estate property that it may from time to time receive hereunder as custodian for the Indenture Trustee solely at the will of the Custodian and the Indenture Trustee for the sole purpose of facilitating the servicing of the Loans and such retention and possession shall be in a custodial capacity only. To the extent the Servicer, as agent of the Indenture Trustee and the Issuer, holds any Trust Estate property, the Servicer shall do so in accordance with the Loan Servicing Standards as such standard applies to servicers acting as custodial agent. The Servicer shall promptly report to the Custodian and the Indenture Trustee the loss by it of all or part of any Collateral Documents previously provided to it by the Custodian and shall promptly take appropriate action to remedy any such loss. In such custodial capacity, the Servicer shall have and perform the following powers and duties:

          (i) hold the Loan Files and Collateral Documents that it may from time to time receive hereunder from the Indenture Trustee for the benefit of the Indenture Trustee, maintain accurate records pertaining to each Loan to enable it to comply with the terms and conditions of the Indenture and this Agreement, and maintain a current inventory thereof;

          (ii) implement policies and procedures consistent with the Servicing Standards (and the Credit and Collection Policies generally) and requirements of the Custodial Agreement so that the integrity and physical possession of such Loan Files and Collateral Documents will be maintained; and

          (iii) take all other actions, in accordance with the Servicing Standards (and the Credit and Collection Policies generally), in connection with maintaining custody of such Loan Files and Collateral Documents on behalf of the Indenture Trustee.

Acting as custodian of the Loan Files pursuant to this Section, the Servicer agrees that it does not and will not have or assert any beneficial ownership interest in the Loans, the Loan Files or the Collateral Documents.

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

          The Servicer agrees to maintain the Collateral Documents in its possession that it may from time to time receive from the Custodian at its office located in Ripon, Wisconsin or at such other offices of the Servicer as shall from time to time be identified by prior written notice to the Indenture Trustee and the Control Party. Notwithstanding the foregoing, the Servicer may temporarily move individual Loan Files or Receivables Files (or any portion thereof) or any Collateral Documents without notice as necessary to conduct the collection and other servicing activities originally set forth in the request for release in accordance with the Servicing Standards; provided, that the Servicer shall not move any such Loan Files, Receivables Files or such Collateral Documents for more than 30 days without obtaining the written consent of the Indenture Trustee and the Control Party, such consent not to be unreasonably withheld or delayed.

          SECTION 2.10 Acceptance and Acknowledgment by Issuer. (a) The Issuer hereby accepts the Second Tier Purchased Assets and declares that the Issuer shall hold such assets in trust for the benefit of Beneficiaries in accordance with the Trust Agreement, the Indenture and this Agreement. The Issuer hereby accepts the appointment of ALS as Servicer.

          (b) Transfer of Conveyed Assets. Each of the Transferor, ALS, as the Originator, and the Servicer, understands that the Issuer intends to pledge the Trust Estate to the Indenture Trustee for the benefit of the Beneficiaries pursuant to the Indenture. Each of the Transferor, ALS, as the Originator, and the Servicer agrees that, upon the occurrence of an Event of Default, the Indenture Trustee may exercise the rights of the Issuer hereunder and shall be entitled to all of the benefits to which the Issuer is entitled hereunder to the extent provided for in the Indenture.

          SECTION 2.11 Representations and Warranties as to the Loans and Receivables. Pursuant to Section 2.01(c), the Transferor assigned to the Issuer all of its right, title and interest in, to and under the Purchase Agreement, including the representations and warranties of ALS made to the Transferor pursuant to Section 3.1 of the Purchase Agreement. Each of the Originator and the Transferor hereby represents, warrants and covenants to the Issuer that it has taken no action, and will take no action, which would cause such representations, warranties and covenants to be false in any material respect as of the Closing Date, Purchase Date or Substitution Date, as applicable. Each of the Originator and the Transferor further acknowledges that the Issuer, the Indenture Trustee and the Control Party rely on, and for their benefit, the Transferor hereby reaffirms, the representations, warranties and covenants of the Transferor under this Agreement and the Originator hereby reaffirms the representations, warranties and covenants of ALS under the Purchase Agreement, in accepting the Loans and Receivables in trust and executing and delivering the Securities. The foregoing representations and warranties are made as of the Closing Date, Purchase Date or Substitution Date but shall survive the sale, transfer and assignment of the Loans, the Receivables and the other Second Tier Purchased Assets to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

          SECTION 2.12 Payments in Respect of Receivables and Repurchases of Loans. Upon discovery by the Transferor, the Control Party, the Servicer, the Issuer, the Indenture Trustee of a breach of any of the representations and warranties made with respect to any Conveyed Assets that were identified as Eligible Receivables and/or Eligible Equipment Loans on the relevant Funding Date Data Pool Report in:

          (x) Section 3.01 of the Purchase Agreement (irrespective of any limitation set forth in the Purchase Agreement regarding knowledge of the Originator); or

          (y) Sections 2.11 or clauses (i), (ii) or (iii) of Section 7.01(b) of this Agreement; or

          (z) Section 7.01 (a), Section 7.01(b) (other than clauses (i), (ii) and (iii) of Section 7.01(b)) or 7.01(c) of this Agreement which breach materially and adversely affects the interests of the Beneficiaries in, or collectability of, the affected Loan or Receivable, as the case may be;

the party discovering such breach shall give prompt written notice thereof to the others.

          Unless such breach shall have been waived in writing by the Control Party or cured in all material respects (whether by remedying the affected Loan or Receivable or by the Transferor's acquiring and conveying to the Issuer additional Eligible Receivables or Eligible Equipment Loans, as the case may
be), then the Transferor (in the event of a breach of the representations and warranties made by the Transferor and not by the Originator) or the Originator (in the event of a breach of representation and warranty of the Originator and not the Transferor), shall:

          (i) in the case of a non-conforming Receivable, on the Conversion Date (and on each Business Day after the Conversion Date, with respect to events or conditions that occur or exist (or are discovered after the Conversion
     Date)) pay the Receivable Repurchase Amount, if any, as described and defined in Section 2.12(c) of the Purchase Agreement; and

          (ii) in the case of a non-conforming Loan, unless the Transferor shall have provided a Substitute Loan as provided in Section 2.13, repurchase such Loan from the Issuer for a price equal to the Warranty Payment by not later than the Distribution Date following the second Accounting Date after the receipt of notice of such breach.

The Owner Trustee shall have no affirmative duty to conduct any investigation as to the occurrence of any event requiring the repurchase of any non-conforming Loan or the payment in respect of any non-conforming Receivable pursuant to this
Section 2.12.

          It is understood and agreed that the obligation of the Warranty Purchaser to repurchase any Loan or make such payment in respect of a Receivable as to which a breach has occurred and is continuing shall, if such payment or repurchase obligations are fulfilled, constitute the sole remedy against the Transferor, the Servicer or ALS for such breach available to any Interested Party. The Servicer acknowledges its obligations to repurchase Administrative Loans from the Issuer pursuant to Section 3.08 hereof and ALS, in its capacity as the seller under the Purchase Agreement, acknowledges its obligations to repurchase Warranty Loans pursuant to Section 2.12 of the Purchase Agreement.

          SECTION 2.13 Substitution of Loans.

          (a) Provided no Rapid Amortization Event or Event of Default has occurred and is continuing, the Transferor may, at its option, transfer to the Issuer on or prior to the eighth day of a month, pursuant to an assignment, substantially in the form attached hereto as Exhibit A-3 (each, a "Substitution Assignment") one or more Eligible Equipment Loans (each, a "Substitute Loan") for any Loan that became subject to a Warranty Event (each such replaced Loan, a "Predecessor Loan"), together with all right, title and interest of the Transferor in, to and under:

          (i) all documents and instruments evidencing or governing the Substitute Loans and all Loan Files relating thereto, identified in the schedule to the Substitution Assignment and all monies paid or payable thereon (including Liquidation Proceeds) on or after or due and payable, but in each case not paid, as of the Substitution Cutoff Date;

          (ii) the Equipment, including, without limitation, all security interests therein, granted by Obligors pursuant to such Substitute Loans and any other collateral securing such Substitute Loans;

          (iii) any Insurance Policies, and proceeds thereof, and rights and benefits thereunder, with respect to such Equipment and any other collateral securing such Substitute Loans;

          (iv) with respect to such Substitute Loans, any Guaranties, and proceeds thereof, and all rights and benefits thereunder;

          (v) all funds on deposit from time to time in the Loan Lockbox or in the Loan Lockbox Account with respect to such Substitute Loans and all proceeds thereof;

          (vi) the Purchase Agreement, and the other Basic Documents (other than the Trust Agreement, the Trust Certificate, the Certificates and the documents and certificates executed in connection with the foregoing) relating to such Loan, including the right of the Transferor to cause ALS to perform its obligations thereunder (including the obligation to repurchase such Loans under certain circumstances); and

          (vii) any Proceeds of the property described in clauses (i) through
     (vi) above.

          The sum of the Loan Balances, measured as of the Substitution Cutoff Date, of the Substitute Loans to be transferred to the Issuer on any Substitution Date shall not be less than the sum of the Loan Balances, or more than 110%, of the sum of the Loan Balance of the Predecessor Loans, in each case measured as of the Substitution Cutoff Date. Any such Substitute Loan shall also bear interest at the same or higher rate of interest as the Predecessor Loan and shall also have a final maturity date that is not later than six months prior to the Final Scheduled Distribution Date.

          (b) Each Substitute Loan shall be an Eligible Equipment Loan as of the close of business on the last day of the month preceding the Substitution Date (the "Substitution Cutoff Date"), and no Substitute Loan shall have previously been a Substitute Loan. Loans may not be substituted for Warranty Loans if and to the extent (i) from the Closing Date, the sum of the Loan Balances (measured as of the related Substitution Cutoff Date) of all Substitute Loans (including the Eligible Equipment Loans to be substituted on such date) exceeds an amount equal to 5% of the sum of the Loan Balances of all Loans transferred by the Transferor to the Trust on or after the Closing Date, or (ii) after giving effect to the addition of the Substitute Loans to be added on such date, the Equipment Loan Borrowing Base would be less than the Aggregate Equipment Loan Note Principal Balance.

          (c) Upon the replacement of a Loan and collateral as described above, the interest of the Trustees and the Noteholders in such Predecessor Loan and related collateral shall be terminated and such Predecessor Loan and collateral shall be released to the Transferor.

          (d) Any substitution of a Loan pursuant to this Agreement shall be effected by (i) delivery to the Custodian on behalf of the Indenture Trustee of the Collateral Documents for each such Substitute Loan on or prior to the related Substitution Date in accordance with Section 2.03, (ii) filing of any UCC financing statements necessary to perfect the interest of the Indenture Trustee in the Substitute Loans, (iii) delivery to the Indenture Trustee of a list of Substitute Loans reflecting such substitution, and (iv) execution of and delivery of the related Assignments.

                                   ARTICLE III

          GENERAL ADMINISTRATION; ADMINISTRATION AND SERVICING OF LOANS

          SECTION 3.01 Duties of the Servicer regarding Loans. ALS is hereby appointed as the initial Servicer. The Servicer is hereby appointed and authorized to act as agent for the Owner of the Loans and in such capacity shall manage, service, administer and make Collections on the Loans with reasonable care, using no less than that degree of skill and attention that the Servicer exercises with respect to comparable stand-alone commercial laundry equipment loans that it services for itself or others and consistent with the Loan Credit and Collection Policy (collectively, the "Loan Servicing Standards"). ALS hereby accepts such appointment and authorization and agrees to perform the duties of Servicer with respect to the Loans set forth herein. The Servicer's duties shall include, but not be limited to, collection and posting of all payments, responding to inquiries of Obligors on the Loans, investigating delinquencies, sending payment statements to Obligors, upon the request of an Obligor reporting tax information to such Obligors (which currently consists of IRS Form 1098), monitoring the collateral in accordance with the Loan Servicing Standards, accounting for Collections and furnishing monthly and annual statements to the Owner of any Loans with respect to distributions, maintaining the first priority perfected security interest of the Indenture Trustee in the Trust Estate (other than Exempt Collateral) for the benefit of the Beneficiaries and filing any financing and continuation statements required to be filed pursuant to the UCC, including, but not limited to, filings against ALS, Transferor and Alliance Laundry Receivables Warehouse LLC, respectively, to perfect the transfers pursuant to the Purchase Agreement, this Agreement and any document pursuant to which ALS acquired such assets from Alliance Laundry Receivables Warehouse LLC, continuation statements shall be filed on or before the 60th day prior to the expiration date of such financing statement; and promptly delivering evidence of all such filings to the Indenture Trustee and the Insurer which evidence shall be satisfactory in form and substance to the Insurer with evidence of the filing of continuation statements being delivered on or before the 30th day before the expiration of such financing statements, and performing the other duties specified herein. Subject to the provisions of Section 3.02, the Servicer shall follow the Loan Servicing Standards and shall have full power and authority, acting alone, to do any and all things in connection with such managing, servicing, administration and collection that it may deem necessary or desirable.

          Without limiting the generality of the foregoing, the Servicer is hereby authorized and empowered by the Owner of the Loans, pursuant to this
Section 3.01 to execute and deliver, on behalf of all Interested Parties, or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Loans and the related collateral but solely to the extent such release or discharge is expressly permitted pursuant to the terms of the Basic Documents. The Servicer is hereby authorized to commence in the name of the Owner of such Loan or, to the extent necessary, in its own name, a legal proceeding to enforce a Defaulted Equipment Loan as contemplated by Section 3.04, to enforce all obligations of ALS and ALER, in its capacity as the Transferor or otherwise, under each of the Purchase Agreement and the Pooling and Servicing Agreement or to commence or participate in a legal proceeding (including a bankruptcy proceeding) relating to or involving a Loan or a Defaulted Equipment Loan. If the Servicer commences or participates in such a legal proceeding in its own name (which any successor Servicer shall not be permitted to do, it being understood that in no event will any successor Servicer take any action hereunder in its own name, including, without limitation, setting up accounts or directing Obligors to make payments to it or in its name), the Owner of such Loan shall thereupon be deemed to have automatically assigned such Loan to the Servicer solely for purposes of commencing or participating in any such proceeding as a party or claimant, the Servicer is hereby authorized and empowered by the Owner of a Loan to execute and deliver in the Servicer's name any notices, demands, claims, complaints, responses, affidavits, all instruments of satisfaction or cancellation, or of partial or full release or discharge or other documents or instruments in connection with any such proceeding. Any Owner of Loans, upon the written request of the initial Servicer, shall furnish the Servicer with any powers of attorney and other documents and take any other steps which the Servicer may deem necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement. Except to the extent required by the preceding two sentences, the authority and rights granted to the Servicer in this Section 3.01 shall be nonexclusive and shall not be construed to be in derogation of the retention by the Owner of a Loan of equivalent authority and rights. If in any proceeding it is held that the Servicer may not enforce a Loan on the grounds that it is not a real party in interest or a holder entitled to enforce the Loan, the applicable Trustee shall, at the Servicer's specific written direction and expense, take such steps as shall be reasonably required to enforce the Loan, including bringing suit in the name of such Person.

          SECTION 3.02 Collection of Loan Payments. The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Loans as and when the same shall become due, and shall follow the Loan Servicing Standards. Notwithstanding anything in this Agreement to the contrary, neither the Indenture Trustee nor the Servicer shall release the Equipment or other collateral securing a Loan from the lien of the Indenture unless the outstanding Loan Balance, if any, of such Loan has been deposited into the Equipment Collection Account, except (x) upon substitution of Substitute Loans, (y) substitution of equivalent Equipment or other collateral (such substitution shall not reduce the Obligor's payment obligations under such Loan) or (z) the foreclosure and sale of collateral or final settlement or compromise of a Defaulted Equipment Loan in which case the proceeds of such foreclosure, sale, or final settlement or compromise shall be deposited into the Collection Account as required under the Basic Documents. Subject to the limitations in subsection 3.07(c), the Servicer is hereby authorized to (i) grant extensions, rebates or adjustments on a Loan without the prior consent of the Owner or the Control Party, and (ii) consent to the assignment or assumption, including the release of the existing Obligor in connection therewith, without the prior consent of the Owner or the Control Party, provided that (x) after giving effect to such extension, rebate or adjustment, the Equipment Loan Borrowing Base would not be less than the then Aggregate Equipment Loan Note Principal Balance, (y) with respect to any such assignment or assumption (other than the assignment or assumption of a Defaulted Equipment Loan) after giving effect to such assignment or assumption, the new Obligor and Eligible Loan would satisfy all of the criteria set forth in the definition of Eligible Equipment Loan applicable to Obligors and (z) such Loan, after any such extension, rebate or adjustment, meets the definition of an Eligible Equipment Loan; provided, further, that subject to preceding clauses
(x), (y) and (z) and Section 3.07(c), any successor Servicer (other than an affiliate of ALS) shall be authorized to grant extensions, rebates or adjustments without the consent of the Control Party only to the extent it determines that such action is reasonably likely to prevent a payment event of default by the Obligor. The Servicer is authorized in its discretion to waive any prepayment charge, late payment charge or any other fees that may be collected in the ordinary course of servicing such Loan; provided, however, that once the Servicer waives such fees, then such fee cannot be collected from the Designated Accounts, the Loan Lockbox Account or any other source. To the extent provided for in any Loan, the Servicer shall make reasonable efforts to collect all payments with respect to amounts due for maintenance, taxes or assessments on the Equipment or the Loans and shall remit such amounts to the appropriate maintenance provider or Governmental Authority on or prior to the date such payments are due.

          SECTION 3.03 Prepayments. The Servicer may accept the prepayment in part or in full of a Loan; provided, that in the event of Full Prepayment, the Servicer may consent to such Full Prepayment only if the amount thereof deposited into the Collection Account in connection with such prepayment is not less than the then Loan Balance of, and all accrued and unpaid interest on, such Loan and all other amounts due and payable in connection therewith other than fees and charges that would otherwise be payable to the Servicer pursuant to
Section 8.2(c)(1) or Section 8.2(f)(1) of the Indenture, and provided further, that in the event of a Prepayment in part, the outstanding Loan Balance of such Loan is not reduced by more than the amount of such Prepayment allocable to the payment of principal pursuant to Section 3.11.

          SECTION 3.04 Realization Upon Defaulted Equipment Loans. The Servicer shall use reasonable efforts, consistent with the Loan Servicing Standards, to repossess, remarket or otherwise comparably convert the ownership of each item of Equipment and other collateral that it has reasonably determined should be repossessed or otherwise converted following a default under the Loan secured by each such item of Equipment and other collateral. The Servicer is authorized to follow such practices, policies and procedures as it shall deem necessary or advisable and as shall be in accordance with the Loan Servicing Standards to realize upon or obtain benefits of any proceeds from any Insurance Policies and proceeds from any Guaranties, in each case with respect to the Loans, selling the related Equipment and other collateral at public or private sale or sales and other actions by the Servicer in order to realize upon such a Loan. The foregoing is subject to the provision that, in any case in which the Equipment shall have suffered damage, the Servicer shall not expend funds in connection with any repair or towards the repossession of such Equipment unless it shall determine in its discretion consistent with the Loan Servicing Standards that such repair and/or repossession shall likely increase the proceeds of liquidation of the related Loan by an amount greater than the amount of such expenses. The Servicer shall be entitled to receive Liquidation Expenses with respect to each Defaulted Equipment Loan out of amounts that would otherwise comprise Liquidation Proceeds with respect to the related Loan. The Servicer shall enforce any of the foregoing rights and remedies described in this Section 3.04 with respect to any Defaulted Equipment Loans that are cross collateralized by other loan obligations, in the manner and priority specified in Section 5.1(k) of the Purchase Agreement. To the extent that an escrow account has been established by, or on behalf of an Obligor to cover defaults on contracts between such Obligor and the Originator, amounts in such escrow account shall be applied against defaults under each such contract in the order that such defaults occur with respect to any such contract unless otherwise required by law, regulation or judicial order. The Servicer shall not accelerate any Scheduled Payment unless permitted to do so by the terms of the Loan or under applicable law.

          SECTION 3.05 Maintenance of Insurance Policies. The Servicer shall, except as specified in clause (q) of the definition of "Eligible Equipment Loan", require that each Obligor shall have obtained physical damage insurance covering each item of Equipment as of the execution of the related Loan. The Servicer shall, in accordance with the Loan Servicing Standards, monitor such physical damage insurance with respect to each item of Equipment that secures each Loan. The Servicer shall remit to the Collection Account within two Business Days of receipt all Insurance Proceeds received directly by the Servicer with respect to any Loan or Equipment subject thereto. Additionally, the Servicer shall maintain a general liability policy in the amount of at least $1,000,000 per occurrence and at least $2,000,000 in the aggregate, and an excess liability insurance policy in umbrella form in the aggregate amount of at least $5,000,000. All premiums due and payable for the term of the period in respect of such policies have been paid and shall continue to be paid promptly as such premiums become due. The Indenture Trustee, the Insurer, the Issuer, the Transferor and the Noteholders shall at all times while the Notes are outstanding be named as an additional insured or a primary insured on such casualty and liability policies maintained by the Servicer.

          SECTION 3.06 Maintenance of Security Interests in Collateral. The Servicer shall, in accordance with the Loan Servicing Standards and at its own expense, take such steps as are necessary to maintain in favor of the Indenture Trustee perfection of the first priority security interest in the Trust Estate (other than Exempt Collateral) including, without limitation, filings required because of revisions to the UCC. The Owner of each Loan hereby authorizes the Servicer to re-perfect such first priority security interest as necessary for any reason. The Servicer shall file such continuation statements and any other documents reasonably requested by the Indenture Trustee or which may be required by law to fully preserve and protect the first priority perfected security interest of the Indenture Trustee on behalf of the Beneficiaries in and to the Trust Estate other than Exempt Collateral. The Servicer shall use commercially reasonable efforts to enforce the obligations of the Obligors under the applicable loan documents to remove any Lien on the Trust Estate of which the Servicer has actual knowledge or reason to have knowledge pursuant to the performance of its obligations as Servicer hereunder other than the Lien created pursuant to the Indenture.

          SECTION 3.07 Covenants of the Servicer. The Servicer hereby makes the following covenants on which the Issuer, the Control Party, the Indenture Trustee and the Noteholders are relying in connection with the Issuer acquiring the Loans hereunder and issuing the Securities under the Basic Documents. The Servicer covenants that from and after the Closing Date:

          (a) Liens in Force. Except as expressly provided in this Agreement, the Servicer shall not release in whole or in part any Lien on any collateral securing any Loan or any Equipment or other collateral from the security interest securing such related Loan and shall use reasonable efforts not to permit any Liens to attach to the Trust Estate except those created under the Indenture.

          (b) No Impairment. The Servicer shall not impair the rights of the Issuer, the Insurer or any Interested Party in and to any Loan and shall take no action with respect to a Loan which at the time the Servicer reasonably believes would be contrary to the maximization of the ultimate repayment on such Loan.

          (c) No Modifications. The Servicer shall not (i) amend or otherwise modify or grant rebates or adjustments on any Loan such that (A) the Loan Balance is decreased, (B) after such amendment, modification, rebate or adjustment, the Equipment Loan Borrowing Base would be less than the Aggregate Equipment Loan Note Principal Balance, (C) the Loan no longer meets the definition of Eligible Equipment Loan or (ii) grant any extension with respect to, or amend, any Scheduled Payment to extend or delay any payments of principal on any Loan which modification or amendment would extend the due date for the final Scheduled Payment on such Loan beyond six (6) months prior to the Scheduled Final Maturity Date. Except as accounted for under clause (o) of the definition of "Excess Loan Concentration Amount", the Servicer shall not amend or otherwise modify any Loan more than once after its applicable Cutoff Date.

          (d) Contract Management System. The Servicer will, at its own cost and expense, (A) retain the Contract Management System, or an alternative system of equal capability, used by the Servicer as a master record of the Loans and Receivables and (B) mark the Contract Management System to the effect that the Loans and Receivables listed thereon have been conveyed to the Issuer pursuant to this Agreement and pledged by the Issuer pursuant to the Indenture to the Indenture Trustee for the benefit of the Beneficiaries.

          The Servicer will maintain accounts and records as to each Loan and Receivable serviced by the Servicer that are accurate and sufficiently detailed to permit (i) the reader thereof to know as of the most recent Determination Date the status of such Loan or Receivable, including payments and recoveries made and payments owing (and the nature of each), and (ii) reconciliation between payments or recoveries on (or with respect to) each Loan and Receivable and the amounts from time to time deposited in the Collection Account in respect of such Loan or Receivable.

          (e) Compliance with Law. The Servicer will comply, in all material respects, with all acts, rules, regulations, orders, decrees and directions of any Governmental Authority applicable to the Loans, the Receivables and the Equipment or any part thereof; provided, however, that the Servicer may contest any act, regulation, order, decree or direction in any reasonable manner that shall not materially and adversely affect the rights of the Noteholders or the Insurer in the Trust Estate; and provided, further, that such contests shall be in good faith by appropriate proceedings and shall not subject the Insurer or the Indenture Trustee to any civil or criminal liability or risk of loss of any collateral.

          (f) Obligations with Respect to Loans and Receivables. The Loans and Receivables shall impose no material obligation on the Originator or any successor or assignee. Without limiting the foregoing, as more specifically set forth in this Agreement, in performing its servicing duties hereunder, the Servicer shall, in accordance with the Servicing Standards, collect all payments required to be made by the Obligors under the Loans and Receivables and enforce all material rights of the Issuer under the Loans and Receivables. The Servicer shall not assign, sell, pledge, or exchange, or in any way encumber or otherwise dispose of the Equipment or other collateral securing the Loans, except as expressly permitted under this Agreement and the Indenture.

          (g) No Ownership Interest. The Servicer does not have any ownership interest in the Trust Estate and, except for the purposes of commencing a collection proceeding against an Obligor as provided in Section 3.01 hereof, will not assert any ownership interest in the Trust Estate.

          (h) Collection Policies and Procedures. The Servicer shall not, without the prior written consent of the Control Party, amend, modify or otherwise change its Credit and Collection Policies in any manner unless such amendment, modification or change (i) applies generally to all contracts, loans or receivables serviced by the Servicer (and not just to Loans or Receivables in the Trust Estate) and (ii) would not materially and adversely affect the Trust Estate or the ability of the Servicer to collect the Loans or Receivables or the minimum required credit quality of the Loans or Receivables consistent with the underwriting criteria of ALS in the ordinary course of business. The Servicer shall provide at least five (5) Business Days' prior written notice to the Control Party (with a copy to the initial Noteholders) of any proposed material change to the Credit and Collection Policy.

          (i) Financial Condition Covenants. For so long as any payments of principal or interest remain outstanding on the Notes or any other amounts are owed to any Beneficiary, the Issuer or the Indenture Trustee under the Basic Documents, the Servicer shall, so long as ALS, any Affiliate thereof or any successor thereto pursuant to Section 8.02 is the Servicer, maintain the following financial ratios (the "Financial Condition Covenants") as specified in this Section 3.07. The Servicer shall not permit the Consolidated Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of the Servicer ending with any fiscal year or quarter, as applicable, set forth below to exceed the ratio set forth below opposite such fiscal year or quarter, as applicable, under the column entitled "Consolidated Leverage Ratio":

                                         Consolidated
Calendar Year Ending                    Leverage Ratio
--------------------                    --------------

December 31, 2002                        6.35 to 1.00

December 31, 2003                        6.00 to 1.00

December 31, 2004                        5.50 to 1.00

December 31, 2005                        5.00 to 1.00

December 31, 2006                        4.75 to 1.00

December 31, 2007                        4.75 to 1.00

and each Fiscal Quarter thereafter       4.75 to 1.00

and;

          The Servicer shall not permit the Consolidated Interest Coverage Ratio for any period of four consecutive fiscal quarters of the Servicer ending with any fiscal year or quarter, as applicable, set forth below to be less than the ratio set forth below opposite such fiscal year or quarter, as applicable, under the column entitled "Consolidated Leverage Ratio"

                                     Consolidated Interest
Calendar Year Ending                     Coverage Ratio
--------------------                 ---------------------
December 31, 2002                        1.70 to 1.00

December 31, 2003                        1.70 to 1.00

December 31, 2004                        1.85 to 1.00

December 31, 2005                        2.00 to 1.00

December 31, 2006                        2.25 to 1.00

December 31, 2007                        2.25 to 1.00

and each Fiscal Quarter thereafter       2.25 to 1.00

          SECTION 3.08 Servicer's Purchase of Loans or Payments in Respect of Receivables Upon Breach of Covenant. (a) Upon discovery by any of the Control Party, the Issuer, the Transferor, the Servicer or any party under the Transfer and Servicing Agreements of a breach of any of the covenants set forth in
Section 3.06 or Section 3.07(a), (b) or (c), the party discovering such breach shall give prompt written notice thereof to the other Persons set forth above. Unless such breach shall have been waived by the Control Party or cured in all material respects, the Servicer shall purchase from the Owner thereof any Loan affected by such breach by depositing the Administrative Purchase Payment in the Loan Collection Account by not later than the Determination Date immediately following the second Accounting Date after receipt of notice of such breach. It is understood and agreed that the obligation of the Servicer to purchase any Loan with respect to which such a breach has occurred and is continuing shall, if such obligation is fulfilled, constitute the sole remedy against the Servicer for such breach available to the Transferor or any Interested Party so long as the cumulative sum of the then Principal Balance of all Loans shall not exceed 4% of the sum of the Loan Balances of all Loans sold to the Trust on or after the Closing Date. Should the Servicer's cumulative repurchases exceed the 4% threshold described in the foregoing sentence, then the Transferor, the Control Party or any Interested Party shall be entitled to exercise any rights to which they are entitled pursuant to Section 9.02. Each of the Owner Trustee and the Indenture Trustee shall have no affirmative duty to conduct any investigation as to the occurrence of any event requiring the repurchase of any Loan pursuant to this Section 3.08.

          (b) If on any Business Day, either of the following conditions shall apply:

                    (A) the Servicer shall have breached its covenants set forth in Section 4.03(a) (no impairment) with respect to any Receivable that was an Eligible Receivable on the Purchase Date on which it was transferred by the Originator to the Transferor;

                    (B) the Servicer shall have breached its covenants set forth in Section 4.03(b) (limited modifications) with respect to any Receivable that was an Eligible Receivable on the Purchase Date on which it was transferred by the Originator to the Transferor.

then, in either such instance, the Issuer shall be entitled to a credit (such credit, a "Servicer Modification Credit") in an amount equal to (i) in the case of clause (A) above, the Unpaid Balance on such Business Day of such non-conforming Receivable, and (ii) in the case of clause (B) above, the full amount of such reduction, setoff or cancellation in the Unpaid Balance of such Receivable (the applicable amount set forth in clause (i) or (ii), the "Servicer Modification Credit Amount"). On each Purchase Date with respect to Receivables and for so long as the Servicer is the sole owner of the Tranferor, the Servicer Modification Credit Amount, if any, shall be reduced by the amount of the capital contributions made pursuant to Section 2.12(a)(ii) of the Purchase Agreement and not previously applied to the Servicer Modification Credit Amounts. The Servicer may, at its option, at any time prior to the Conversion Date elect to remedy the events described in clause (A) or (B) above by remitting to the Issuer cash in an amount equal to the unpaid Servicer Modification Credit Amount.

          Notwithstanding the foregoing, the Servicer shall remit to the Issuer:
(x) on the Conversion Date cash in an amount equal to the sum of all then unpaid Servicer Modification Credit Amounts calculated as of the Conversion Date and
(y) on each Business Day after the Conversion Date, cash in an amount equal to all unpaid Servicer Modification Credit Amounts that result from events or conditions that occur or exist (or are discovered) subsequent to the Conversion Date.

          SECTION 3.09 Servicing Fees; Payment of Certain Expenses by Servicer. The Servicer is entitled to receive the Servicing Fee out of Collections (to the extent not waived by the Servicer) in respect of the Trust Estate as provided in
Section 8.2 of the Indenture. Subject to any limitations on the Servicer's liability hereunder or as otherwise specifically provided herein, the Servicer shall be required to pay from its own funds all expenses incurred by it in connection with its activities under this Agreement (including fees and disbursements of the Issuer, any trustees and independent accountants, taxes imposed on the Servicer, expenses incurred in connection with distributions and reports to the Beneficiaries and the Registered Owners the fees of the Indenture Trustee, the Back-up Servicer, the Custodian and the Lockbox Bank, and all other fees and expenses not expressly stated under this Agreement to be for the account of the Beneficiaries and the Registered Owners, but excluding federal, state and local income and franchise taxes, if any, of the Issuer, the Beneficiaries and the Registered Owners).

          SECTION 3.10 Servicer's Certificate. Not later than 11:00 a.m. (New York City time) on each Determination Date, the Servicer shall deliver to the Issuer, the Indenture Trustee, the initial Noteholders, the Control Party and the Rating Agencies a Servicer's Certificate substantially in the form of Exhibit D hereto with respect to the immediately preceding Monthly Period executed by the President or any of the Vice President/Controller, the Vice President/Chief Financial Officer or the Treasurer of the initial Servicer or by an appropriate officer of any successor Servicer (or, if such Servicer's Certificate is delivered electronically, such Servicer's Certificate shall be deemed for all purposes to have been certified by the Chief Financial Officer or similar officer), containing all information necessary to each such party for making the calculations, withdrawals, deposits, transfers and distributions required by Section 5.06 of this Agreement and Section 8.2 of the Indenture, all information required to be provided to Registered Owners, the Insurer and Noteholders under Section 5.08(a) and the net amount of Servicer Modification Credits. Loans to be purchased by the Servicer under Section 3.08 hereof or to be repurchased by the Transferor or Originator under Section 2.12 hereunder or by ALS under the Purchase Agreement as of the last day of any Monthly Period shall be identified by Loan number (as set forth in the Schedule of Loans). With respect to any Loans for which the Transferor, the Originator or ALS becomes the Owner, the Servicer shall deliver to the Transferor, the Originator or ALS such accountings relating to such Loans and the actions of the Servicer with respect thereto as the Transferor, the Originator or ALS may reasonably request and at the expense of the requesting party.

          SECTION 3.11 Application of Collections. For the purposes of this Agreement, as of each Accounting Date, all payments by, or on behalf of, an Obligor received during a Monthly Period with respect to a Loan shall be applied by the Servicer (i) first, to any unpaid Scheduled Payment for any prior Monthly Period with respect to such Loan, (ii) second, to the Scheduled Payment for such Monthly Period with respect to such Loan, (iii) third, to the payment of any late fees, rewrite charges, and other related fees with respect to such Loan and
(iv) fourth, the remainder shall constitute, with respect to such Loan, a Prepayment of principal of the Loan.

          SECTION 3.12 Power of Attorney. The Servicer (other than a successor Servicer) and the Originator each irrevocably constitute and appoint the Indenture Trustee, with full power of substitution, as their true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Servicer or the Originator, as applicable, and in the name of the Servicer or the Originator, as applicable, or in its own name, for purposes of taking any and all appropriate action and executing any and all documents and instruments which may be necessary to accomplish either of the following:

          (a) so long as an Event of Default, Rapid Amortization Event or Servicer Default has occurred and is continuing, at any time, for the purpose of carrying out the terms of this Agreement in the name of the Servicer or its own name, or otherwise, to take possession of and indorse and collect any checks, drafts, notes, acceptances or other instrument, general intangible or contract or with respect to any other collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Indenture Trustee or the Insurer for the purpose of collecting any and all such monies due under any account, instrument, general intangible or contract with respect to the Trust Estate; and

          (b) whether or not an Event of Default, Rapid Amortization Event or Servicer Default has occurred or is continuing, execute and deliver any and all agreements, instruments, documents and papers (including, without limitation, UCC Financing Statements) as the Indenture Trustee or the Insurer may reasonably request to perfect the Indenture Trustee's security interest in the Trust Estate (other than Exempt Collateral).

          SECTION 3.13 Back-up Servicer. The Servicer shall retain a back-up servicer (the "Back-up Servicer") designated by the Control Party, which is reasonably acceptable to the Servicer to be the Back-up Servicer for the Equipment Loans and Receivables, who will agree to perform the services set forth in Exhibit C pursuant to terms and conditions acceptable to the Control Party. The initial Back-up Servicer shall be BNY Asset Solutions LLC and the Control Party hereby agrees that the terms and conditions of the Back-up Servicing Agreement entered into on the date hereof with BNY Asset Solutions LLC is acceptable. The Servicer shall on or prior to each Distribution Date send such Back-up Servicer the information required to be provided pursuant to the Back-up Servicing Agreement. The fees and expenses of the Back-up Servicer shall be paid by the Servicer from the Servicing Fee. To the extent the obligations of the Back-up Servicer as Servicer under this Agreement shall be expressly modified pursuant to the provisions of its Back-Up Servicing Agreement, such provisions shall modify the obligations of the Back-up Servicer as Servicer under this Agreement.

          SECTION 3.14 Schedule of Loans. Servicer shall maintain the Schedule of Loans, showing all Loans owned by the Issuer and whether those Loans are Eligible Equipment Loans.

                                   ARTICLE IV

                   ADMINISTRATION AND SERVICING OF RECEIVABLES

          SECTION 4.01 Designation of the Servicer. The servicing, administering and collection of the Receivables shall be conducted by the Person designated as the Servicer hereunder from time to time in accordance with this section. ALS is designated (and agrees to act) as the initial Servicer.

          SECTION 4.02 Duties of the Servicer and Transferor.

          (a) Duties of the Servicer in General. The Servicer shall service the Receivables and, subject to the terms and provisions of this Agreement, shall have full power and authority, acting alone or through any sub-servicer permitted hereunder, to do any and all things in connection with such servicing that it may deem necessary or appropriate. The Indenture Trustee shall execute and deliver to the Servicer any instruments or documents that are prepared by the Servicer and stated in an Officer's Certificate to be, and shall furnish the Servicer with any documents in its possession, necessary or appropriate to enable the Servicer to carry out its servicing duties. The Servicer shall manage, service, administer and make Collections on the Receivables with reasonable care, using no less than that degree of skill and attention that the Servicer would exercise and apply if it owned such Receivables and consistent with the Receivables Credit and Collection Policy (collectively the "Receivables Servicing Standards").

          The Servicer shall take all such actions as the Servicer deems necessary or appropriate to collect each Receivable, all in accordance with applicable law and the Receivables Credit and Collection Policy.

          Without limiting the generality of the foregoing and subject to the preceding paragraph and Article VIII, the Servicer or its designee is hereby authorized and empowered, unless such power and authority is revoked by the Indenture Trustee on account of the occurrence of a Servicer Default, (i) to instruct Indenture Trustee to make withdrawals and payments from the Designated Accounts as set forth in this Agreement, (ii) to execute and deliver, on behalf of the Issuer for the benefit of the Beneficiaries, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables, (iii) to make any filings, reports, notices, applications and registrations with, and to seek any consents or authorizations from, the Securities and Exchange Commission, the Ontario Securities Commission and any state securities authority on behalf of the Issuer as may be necessary or appropriate to comply with any federal or state securities laws or reporting requirements or other laws or regulations, and (iv) to the extent permitted under, and in compliance with, the Receivables Credit and Collection Policy and all Applicable Law, to commence or settle collection proceedings with respect to the Receivables and otherwise to enforce the rights and interests of the Trust and the Registered Owners and the Beneficiaries in, to and under the Receivables. If in any proceeding it is held that the Servicer may not enforce a Receivable on the grounds that it is not a real party in interest or a holder entitled to enforce the Receivable, the applicable Trustee shall, at the Servicer's specific written direction and expense, take such steps as shall be reasonably required to enforce the Receivable, including bringing suit in the name of such Person.

          (b) Identification and Transfer of Collections. The Servicer shall direct the Lockbox Bank to transfer Collections of Receivables that consist of cash or cash equivalents to be deposited into the Collection Account pursuant to the terms and provisions of the Basic Documents.

          (c) [Reserved].

          (d) Documents and Records. At any time when ALS is not Servicer, ALER, to the extent that it is entitled to do so under the Purchase Agreement, shall, upon the request of the then-acting Servicer, cause the applicable Transferor to deliver to Servicer, and Servicer shall hold in trust for ALER and Indenture Trustee in accordance with their respective interests, all records that evidence or relate to the Receivables originated by such Transferor and the contracts related to the Receivables, or that are otherwise necessary or desirable to collect the Receivables of the applicable Transferor, and Servicer shall make the same available to the Indenture Trustee at one or more places selected by Trustee or its designee.

          (e) Identification of Eligible Receivables. The initial Servicer will include in each Servicer Certificate, and Borrowing Base Certificate information that shows whether, and to what extent, the Receivables described in such Servicer Certificate, and Borrowing Base Certificate, as the case may be, are Eligible Receivables.

          (f) Authorization to Act as Issuer's Agent. Without limiting the generality of subsection (a), with respect to the Receivables, the Issuer hereby appoints the Servicer as its agent for the following purposes: (i) specifying deposit accounts to which payments to the Issuer are to be made, (ii) making transfers among, and deposits to and withdrawals from, all deposit accounts of the Issuer for the purposes described in the Basic Documents, and (iii) arranging payment by the Issuer of all fees, expenses and other amounts payable by the Issuer pursuant to the Basic Documents. The Issuer irrevocably agrees that (i) it shall be bound by all actions taken by the Servicer pursuant to the preceding sentence, and (ii) Indenture Trustee and the banks holding all deposit accounts of the Issuer are entitled to accept submissions, determinations, selections, specifications, transfers, deposits and withdrawal requests, and payments from the Servicer on behalf of the Issuer.

          (g) Schedule of Receivables. Servicer shall maintain the Schedule of Receivables, showing all Receivables owned by the Issuer and whether those Receivables are Eligible Receivables.

          SECTION 4.03 Covenants of the Servicer. The Servicer hereby makes the following covenants on which the Issuer, the Insurer, the Indenture Trustee and the Noteholders are relying in connection with the Issuer acquiring the Receivables hereunder and issuing the Securities under the Basic Documents. The Servicer covenants that from and after the Closing Date:

          (a) No Impairment. The Servicer shall not impair the rights of the Issuer, the Control Party or any Interested Party in and to any Receivable and shall take no action with respect to a Receivable which at the time the Servicer reasonably believes would be contrary to the maximization of the ultimate payment of such Receivable.

          (b) Limited Modifications. Except (i) on account of Dilution or (ii) as is otherwise permitted pursuant to clause (j) of the term "Excess Receivables Concentration Amount", the Servicer shall not amend, modify or waive the terms of any Receivable.

          SECTION 4.04 Application of Collections. For the purposes of this Agreement, as of each Accounting Date, unless the Obligor shall have otherwise specified pursuant to specific instructions, all payments received from, or on behalf of, an Obligor during a Monthly Period with respect to a Receivable shall be applied by the Servicer (i) first to any unpaid payment for any prior Monthly Period with respect to such Receivable, (ii) second, to the current payment for such Monthly Period with respect to such Receivable and (iii) third, to the payment of any late fees, and other related fees with respect to such Receivable.

                                    ARTICLE V

                      SERVICER'S COVENANTS; DISTRIBUTIONS;
                           STATEMENTS TO BENEFICIARIES

          SECTION 5.01 Annual Statement as to Compliance: Notice of Servicer Default.

          (a) The Servicer shall deliver to each Trustee and the Insurer (with a copy to the Noteholders), on or before April 15 of each year, beginning April 15, 2003, an officer's certificate signed by an Executive Officer of the initial Servicer (or by an appropriate officer of any successor Servicer), dated as of the immediately preceding December 31, stating that (i) a review of the activities of the Servicer during the preceding 12-month period (or, with respect to the first such certificate, such period as shall have elapsed from the Closing Date to December 31, 2002) and of its performance under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled its obligations under this Agreement in all material respects throughout such period, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. A copy of such certificate may be obtained by any Noteholder or any Registered Owner by a request in writing to the Issuer addressed to the Corporate Trust Office of the Indenture Trustee or the Owner Trustee, respectively.

          (b) The Servicer shall deliver to each Trustee, the Insurer and to the Rating Agencies (with a copy to the Noteholders), promptly after having obtained knowledge thereof, but in no event later than (2) two Business Days thereafter, written notice in an officer's certificate signed by an Executive Officer of the Servicer of any Servicer Default or event which with the giving of notice or lapse of time, or both, would become a Servicer Default under Section 9.01. Such notice shall describe the nature and period of existence of such event and the action, if any, the Servicer is taking or proposes to take with respect thereto.

          SECTION 5.02 Annual Independent Accountants' Report.

          (a) The Servicer shall, at its own expense, cause a firm of independent accountants, who may also render other services to the Servicer or the Transferor, to deliver to each Trustee, the Insurer and the Rating Agencies (with a copy to the Noteholders), on or before April 15 of each year, beginning April 15, 2003 with respect to the twelve months ended on the immediately preceding December 31 (or, with respect to the first such report, such period as shall have elapsed from the Closing Date to December 31, 2002), a report (the "Accountants' Report") addressed to the board of directors of the Servicer and to each Trustee and the Insurer, to the effect that such firm has reviewed the Servicer's performance of its obligations under this Agreement and issued its report thereon and that (A) such Accountants' Report was made in accordance with generally accepted auditing standards and the requirements of the Ambac Insurance Agreement, (B) such Accountants' Report included tests relating to Loans and the Receivables serviced for others in accordance with the requirements of the Uniform Single Audit Program for Mortgage Bankers (the "Program"), to the extent the procedures in the Program are applicable to the servicing obligations set forth in this Agreement, (C) such Accountant's Report included the results of the procedures set forth on Exhibit G and (D) except as described in the Accountants' Report, disclosed no exceptions or errors in the records relating to equipment notes or receivables serviced for others that, in the firm's opinion, paragraph four of the Program requires such firm to report.

          (b) The Accountants' Report shall also indicate that the firm is independent of the Transferor, the Servicer and ALH within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

          (c) For so long as ALS or any of its Affiliates is the Servicer, Servicer shall deliver to the Indenture Trustee, the Co-Administrative Agents and the Insurer:

          (i) as soon as publicly available and in any event by the Reporting Date after the end of each of the first three quarterly fiscal periods of each fiscal year of ALH, the unaudited consolidated balance sheet of ALH and its consolidated Subsidiaries as at the end of such period and the related unaudited consolidated statement of income and cash flows for ALH and its consolidated Subsidiaries for such period and the portion of the fiscal year through the end of such period, accompanied by a certificate of an Authorized Officer of ALH, which certificate shall state that said consolidated financial statements fairly present the consolidated financial condition and results of operations

     ALH and its Subsidiaries in accordance with GAAP, consistently applied, as at the end of, and for, such period (subject to normal fiscal year-end audit adjustments and the omission of footnotes);

          (ii) as soon as publicly available and in any event by the Reporting Date after the end of each fiscal year of ALH, the consolidated balance sheet of ALH and its consolidated Subsidiaries as at the end of such fiscal year and the related consolidated statement of income and cash flows for ALH and its consolidated Subsidiaries for such year, accompanied by an opinion thereon of independent certified public accountants of recognized national standing which opinion shall not be qualified as to scope of audit or going concern and shall state that said consolidated financial statements fairly present the consolidated financial condition and results of operations of ALH and its consolidated Subsidiaries as at the end of, and for, such fiscal year in accordance with GAAP; and

          (iii) promptly upon transmission or receipt thereof, copies of any filings and registrations with, and reports to or from, the Securities and Exchange Commission (or the Ontario Securities Commission, as applicable) or any national securities exchange, or any successor agency, and copies of all proxy statements, and material notices, if any, as ALH or any of its Subsidiaries shall send to its equity holders generally or to a holder of any indenture, note or otherwise indebtedness owed by ALH or any of its Subsidiaries.

          (d) Other Information. Each of the Servicer and the Transferor will furnish to the Issuer, the Control Party and the Co-Administrative Agents such other information (including non-financial information and information regarding the financial condition, operations or business of ALH) as such Persons (or any of their respective assignees) may from time to time reasonably request.

          SECTION 5.03 Access to Certain Documentation and Information Regarding Loans and Receivables.

          (a) The Servicer shall provide to the Insurer, the initial Noteholders (so long as they are Noteholders), the Issuer, the Indenture Trustee and each of their respective representatives, attorneys and accountants access (as described below) to the documentation regarding the Loans and Receivables as described below. The Servicer shall provide such access to any other Noteholder only in such cases where a Noteholder is required by applicable statutes or regulations to review such documentation, and then, if permitted by law, only upon receipt by it of a confidentiality agreement reasonably acceptable to it and such Noteholder restricting the Noteholders use of any proprietary information of the Servicer made available to the Noteholder in connection with such review. In each case, such access shall be afforded without charge but only upon reasonable request and during normal business hours at offices of the Servicer designated by the Servicer. The failure of the Servicer to provide access as provided in this Section 5.03, because the Servicer reasonably believes access would violate applicable law with respect to disclosure shall not constitute a breach of this
Section 5.03.

          (b) At all times during the term hereof, the Servicer shall maintain electronic facilities which allow the Loan Schedule and a reconciliation of the Loan Schedule to the list of Initial Loans to be generated in a readable form which can be accessed by the Issuer, the Indenture Trustee and each of their respective representatives, attorneys or accountants (it being agreed that information in ASCII or Excel are acceptable forms).

          (c) The Servicer shall maintain and implement administrative and operating procedures (including an ability to generate duplicates of Records evidencing Receivables in the event of the destruction of the originals thereof), and shall keep and maintain all documents, books, records and other information that the Servicer deems reasonably necessary for the collection of all Receivables.

          SECTION 5.04 Amendments to Loans and to Schedule of Loans. If the Servicer, during a Monthly Period, assigns to a Loan an account number that differs from the account number previously identifying such Loan on the Schedule of Loans, the Servicer shall deliver to the Transferor, the Back-up Servicer, the Control Party and each Trustee on or before the Distribution Date related to such Monthly Period an amendment to the Schedule of Loans to report the newly assigned account number. Each such amendment shall list all new account numbers assigned to Loans during such Monthly Period and shall show by cross reference the prior account numbers identifying such Loans on the Schedule of Loans. The Servicer shall amend the Schedule of Loans, as appropriate, to reflect (x) the removal of repaid Loans, substituted Loans, Administrative Loans, Warranty Loans, Defaulted Equipment Loans and Loans which have been liquidated in accordance with the Loan Servicing Standards and (y) the addition of Loans and shall deliver an updated Schedule of Loans to the Control Party, the Back-up Servicer, the Transferor and each Trustee on each Distribution Date.

          SECTION 5.05 Assignment of Administrative Loans, Warranty Loans. Upon deposit into the Loan Collection Account of an Administrative Purchase Payment or a Warranty Payment with respect to an Administrative Loan or Warranty Loan, respectively, or upon the substitution of a Substitute Loan for a Warranty Loan and provided that such purchase or substitution of a Loan shall otherwise have been made in full compliance with the provisions of the Basic Documents, each Trustee shall assign, without recourse, representation or warranty, to the Servicer or the Warranty Purchaser, as applicable, all of such Person's right, title and interest in, to and under, with respect to the Administrative Loan or Warranty Loan, (i) such Administrative Loan or Warranty Loan and all monies due thereon, (ii) the security interests in the related collateral, (iii) amounts held on deposit in the Designated Accounts or the Loan Lockbox Account with respect to such Loan and not applied to the Loan Balance as of the applicable Accounting Date, if any (iv) proceeds from any Insurance Policies with respect to the collateral securing such Loan or any Guaranties of such Loan received after the applicable Accounting Date, if any and (v) the rights of such Person under the Purchase Agreement with respect to such Loan, such assignment being an assignment outright and not for security. Upon the assignment of such Loan described in the preceding sentence, the Servicer, the Warranty Purchaser or the Transferor, as applicable, shall own such Loan and all such security and documents, free of any further obligations to either Trustee or Beneficiaries and the Certificateholders with respect thereto.

          SECTION 5.06 Distributions. On or before each Determination Date, with respect to the preceding Monthly Period and the related Distribution Date, the Servicer shall calculate each of the amounts required to be distributed or drawn from the Reserve Account, the Equipment Loan Collection Account and/or the Receivables Collection Account (including the Carrying Cost Account), as applicable, on the next succeeding Distribution Date.

          SECTION 5.07 No Set-off. ALS shall not be permitted to offset against any Collections any amounts owed to ALS by the Issuer or the Transferor.

          SECTION 5.08 Reporting.

          (a) On each Distribution Date, the Owner Trustee shall include with each distribution to each Registered Owner, and the Indenture Trustee shall include with each distribution to each Noteholder, in a copy of the Servicer's Certificate furnished pursuant to Section 3.10.

          (b) Within the prescribed period of time for tax reporting purposes after the end of each calendar year during the term of this Agreement, the Servicer shall prepare and execute and the Indenture Trustee and the Owner Trustee shall mail to each Person who at any time during such calendar year shall have been a holder of Notes or Certificates, respectively, and received any payments thereon, a statement prepared and supplied by the Servicer containing the sum of the amount of interest and principal paid to such Person for such calendar year or, if such Person shall have been a Securityholder during a portion of such calendar year and received any payments thereon, for the applicable portion of such year, for the purposes of such Securityholder's preparation of federal income tax returns.

          SECTION 5.09 Information Provided to Rating Agencies. In addition to receiving any information or documents required to be delivered to any Rating Agency pursuant to any Basic Document, each Rating Agency and the Control Party and the Co-Administrative Agents may request in writing to the Servicer, and the Servicer shall deliver, reasonable additional information necessary to the Rating Agencies and the Control Party to monitor the Notes. Promptly, but in no event later than two (2) Business Days, after obtaining knowledge of an Insolvency Event with respect to the Servicer, the Transferor or the Trust, the Servicer shall deliver to each of the Rating Agencies and the Control Party notice of such Insolvency Event.

                                   ARTICLE VI

                 LOCKBOXES, ACCOUNTS; COLLECTIONS, DEPOSITS AND
                              INVESTMENTS; ADVANCES

          SECTION 6.01 Loan Lockbox Account.

          (a) The Servicer, for the benefit of the Beneficiaries shall establish and maintain in the name of the Indenture Trustee and under the Indenture Trustee's sole dominion and control an Eligible Deposit Account known as the Alliance Laundry Equipment Receivables Trust 2002-A Loan Lockbox Account (the "Loan Lockbox Account") bearing an additional designation clearly indicating that the funds deposited therein are held for the benefit of the Indenture Trustee on behalf of the Beneficiaries.

          (b) Prior to the date on which any Loan is transferred to the Trust, the Servicer shall direct each of the Obligors under such Loan to make all Scheduled Payments and other payments under such Loan or otherwise in connection with the Trust Estate, including any and all payments of late fees, directly to the Loan Lockbox Account in the name of the Indenture Trustee. In the event that any Servicer resigns or is replaced, then, if the place for payment of amounts owing by an Obligor with respect to any Loan is changed, the successor Servicer shall give each related Obligor prompt written notice of its appointment and the revised address to which such Obligor should make payment to each such Loan.

          (c) The Servicer shall no later than 15 days after the Closing Date direct each obligor which is not an Obligor of Loans held by the Issuer, to make all payments to an address other than the Loan Lockbox. So long as no Servicer Default is continuing, the Servicer is hereby expressly authorized and empowered to request that the Indenture Trustee return to it from the Loan Collection Account any payment received and deposited into the Loan Collection Account which is not a payment with respect to the Loans, the Receivables or the Trust Estate. The Servicer shall certify in writing to the Indenture Trustee that such request is pursuant to this Section 6.01(c) and such request shall be accompanied by appropriate documentation in form and substance satisfactory to the Indenture Trustee. Any amounts deposited into the Loan Lockbox Account shall not be removed by the Servicer.

          (d) The Servicer and the Indenture Trustee shall direct the Lockbox Bank to transfer by wire transfer of immediately available funds on each Business Day all available amounts in the Loan Lockbox Account to the Loan Collection Account. The Servicer Certificate shall specify the amounts transferred into the Loan Collection Account with respect to the immediately preceding Monthly Period.

          (e) The parties hereto agree that, in the event (i) none of ALS, an affiliate of ALS or a successor to ALS pursuant to Section 8.02 is the Servicer or (ii) any Rating Agency has indicated that maintenance of the Lockboxes or the Lockbox Accounts with the then current Lockbox Bank could result in a downgrading of the Notes, the Servicer shall, at the request of the Control Party, designate a new Lockbox Bank acceptable to the Control Party and shall promptly thereafter (A) establish new Lockboxes and Lockbox Accounts in the name and under the sole dominion and control of the Indenture Trustee with such new Lockbox Bank, (B) instruct all Obligors to make payments under the Loans or otherwise in connection with the Trust Estate directly to such new Loan Lockbox, and (iii) enter into a Lockbox Agreement with such new Lockbox Bank satisfactory to the Control Party. In such event, the Indenture Trustee shall promptly send a termination notice to the existing Lockbox Bank to terminate the Lockbox Agreement with the existing Lockbox Bank following receipt of an instruction to such effect from the Control Party.

          SECTION 6.02 Receivables Lockbox Accounts.

          (a) The Servicer, for the benefit of the Beneficiaries shall establish and maintain in the name of the Indenture Trustee under the Indenture Trustee's sole dominion and

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

control (i) with respect to the Domestic Receivables, an Eligible Deposit Account known as the Alliance Laundry Equipment Receivables Trust 2002-A Domestic Receivables Lockbox Account (the "Domestic Receivables Lockbox Account") and (ii) with respect to the Foreign Receivables, an Eligible Deposit Account known as the Alliance Laundry Equipment Receivables Trust 2002-A Foreign Receivables Lockbox Account (the "Foreign Receivables Lockbox Account"), each Receivables Lockbox Account bearing an additional designation clearly indicating that the funds deposited therein are held for the benefit of the Indenture Trustee on behalf of the Beneficiaries.

          (b) Prior to the date on which any Receivable is transferred to the Trust, the Servicer shall direct each of the Obligors under such Receivable to make all payments under such Receivable or otherwise in connection with the Trust Estate, including any and all payments of late fees, directly to the Receivables Lockboxes in the name of the Indenture Trustee. In the event that any Servicer resigns or is replaced, then if the place for payment pursuant to any Receivable is changed, the successor Servicer shall give each related Obligor prompt written notice of its appointment and the address, if not the Receivables Lockboxes, to which such Obligor should make payments to each such Receivable.

          (c) So long as no Servicer Default is continuing, the Servicer is hereby expressly authorized and empowered to request the Indenture Trustee to return to it from the Receivables Collection Account any payment received and deposited into the Receivables Collection Account which is not a payment with respect to the Receivables, the Loans or the Trust Estate. The Servicer shall certify in writing to the Indenture Trustee that such withdrawal is pursuant to this Section 6.02(c) and such request shall be accompanied by appropriate documentation in form and substance satisfactory to the Indenture Trustee. Any amounts transferred into the Receivables Lockbox Account shall not be removed by the Servicer.

          (d) The Servicer and the Indenture Trustee shall direct the Lockbox Bank to transfer by wire transfer of immediately available funds all available amounts on each Business Day in the Receivables Lockbox Accounts to the Receivables Collection Account. The Servicer Certificate shall specify the amounts transferred into the Receivables Collection Account with respect to the immediately preceding Monthly Period.

          SECTION 6.03 Loan Collection Account.

          (a) Prior to the Closing Date, the Servicer, for the benefit of the Beneficiaries shall establish and maintain in the name of the Indenture Trustee and under the Indenture Trustee's sole dominion and control an Eligible Deposit Account known as the Alliance Laundry Equipment Receivables Trust 2002-A Loan Collection Account (the "Loan Collection Account"), bearing an additional designation clearly indicating that the funds deposited therein shall be cash collected from the Loans are held for the benefit of the Beneficiaries.

          (b) On each Distribution Date, the Indenture Trustee shall withdraw funds from the Loan Collection Account in the amounts specified in the Indenture and make the distributions required by Section 8.2 of the Indenture.

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

          SECTION 6.04 Receivables Collection Account.

          (a) Prior to the Closing Date, the Servicer, for the benefit of the Beneficiaries, shall establish and maintain in the name of the Indenture Trustee and under the Indenture Trustee's sole dominion and control an Eligible Deposit Account known as the Alliance Laundry Equipment Receivables Trust 2002-A Receivables Collection Account (the "Receivables Collection Account"), bearing an additional designation clearly indicating that the funds deposited therein are held for the benefit of the Beneficiaries. Such Receivables Collection Account shall have a sub-account (the "Carrying Cost Account") into which the Daily Carrying Costs will be credited.

          (b) On the Closing Date and, prior to the occurrence of a Rapid Amortization Event or Event of Default, on each Receivables Borrowing Date thereafter, the Servicer shall calculate the Purchasers' Interest and the Transferor's Interest and such calculations shall remain in effect until the earlier to occur of (x) the next Receivables Borrowing Date or (y) the occurrence of a Rapid Amortization Event or an Event of Default. So long as a Rapid Amortization Event or an Event of Default has occurred and is continuing, the Purchasers' Interest shall be 100% and the Transferor's Interest shall be 0%.

          (c) On any Receivables Borrowing Date, the Transferor may elect in writing (a "Release Election"), to have distributed to it on each Business Day an amount equal to the product of (x) the Collections received in the Receivables Collection Account on such Business Day and (y) the Transferor's Interest as reported on the Borrowing Base Certificate related to the Receivables. Each Release Election shall remain in effect until the earlier to occur of (x) the next succeeding date on which the Transferor terminates the Release Election and (y) the date on which a Rapid Amortization Event or Event of Default occurs. If a Release Election is not then in effect, Collections allocated to the Transferor's Interest shall be distributed in accordance with
Section 8.2(d) of the Indenture.

          (d) On each Business Day, an amount equal to Daily Carrying Costs for such Business Day will be reserved in the Carrying Cost Account and such reserve will be funded from that portion of Collections received in the Receivables Collection Account on such Business Day net of amounts released on such Business Day pursuant to a Release Election. On each Business Day, subject to Section 6.04(c) above, the excess of (x) the amount then on deposit in the Receivables Collection Account over (y) the Daily Carrying Costs will be distributed by the Indenture Trustee in accordance with Section 8.2 (d) and (e) of the Indenture. On each Distribution Date, the Indenture Trustee shall withdraw funds from the Carrying Cost Account in the amounts specified in the Indenture and make the distributions required by Section 8.2 (e) of the Indenture.

          (e) Following notification from the Lockbox Bank that an item received therein has been returned or is uncollected and that the Lockbox Bank has not been otherwise reimbursed pursuant to the terms of the Lockbox Agreement for any such amounts, the Servicer shall instruct Indenture Trustee in writing to, and the Indenture Trustee shall turn over to such Lockbox Bank, funds in such amount from funds then on deposit in the Receivables Collection Account.

          SECTION 6.05 Reserve Account.

          (a) Prior to the Closing Date, the Servicer, for the benefit of the Beneficiaries, shall establish and maintain in the name of the Indenture Trustee and subject to the sole dominion and control of the Indenture Trustee an Eligible Deposit Account known as the Alliance Laundry Equipment Receivables Trust 2002-A Reserve Account (the "Reserve Account") to include the money and other property deposited and held therein pursuant to this Section 6.05 and
Section 8.2 of the Indenture. On the Closing Date, the Transferor shall deposit
into the Reserve Account funds in an amount equal to         Dollars ($_____).
                                                     -------

          (b) If on any Distribution Date the amount on deposit in the Reserve Account (after giving effect to all deposits therein or withdrawals therefrom on such Distribution Date) exceeds the Reserve Account Required Amount for such Distribution Date, the Servicer shall instruct the Indenture Trustee to deposit such excess into the corresponding Collection Accounts and shall be deemed Available Amounts at the times and in the amounts determined under the Indenture.

          SECTION 6.06 Transfers Between Accounts.

          So long as no Servicer Default is continuing, the Servicer is hereby expressly authorized and empowered to direct the Indenture Trustee to transfer funds between the Collection Accounts to the extent of funds deposited in such accounts in error and such direction shall be accompanied by appropriate documentation in form and substance satisfactory to the Indenture Trustee.

          SECTION 6.07 The Designated Accounts; Control of Designated Accounts.

          (a) Each of the Designated Accounts shall be initially established with the Indenture Trustee and shall be maintained with the Indenture Trustee and shall be under its sole dominion and control so long as (A) the short-term unsecured debt obligations of the Indenture Trustee have the Required Deposit Rating or (B) each of the Designated Accounts are maintained in the corporate trust department of the Indenture Trustee. All amounts held in such accounts (including amounts which the Servicer is required to remit daily to the Collection Accounts pursuant to Section 6.08 hereof) shall, to the extent permitted by applicable laws, rules and regulations, be invested, at the written direction of the Servicer, by such bank or trust company in Eligible Investments. Such written direction shall constitute certification by the Servicer that any such investment is authorized by this Section 6.07. Funds deposited in the Loan Collection Account, the Receivables Collection Account and Reserve Account shall be invested in Eligible Investments that mature prior to the next Distribution Date except, and then only to the extent, as shall be otherwise permitted by the Rating Agencies and the Control Party. Investments in Eligible Investments shall be made in the name of the Indenture Trustee or its nominee, and such investments shall not be sold or disposed of prior to their maturity. Should the short-term unsecured debt obligations of the Indenture Trustee (or any other bank or trust company with which the Designated Accounts are maintained) no longer have the Required Deposit Rating, then the Servicer shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency and the Control Party shall consent), with the Indenture Trustee's assistance as necessary, cause the Designated Accounts
(A) to be

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

moved to a bank or trust company, the short-term unsecured debt obligations of which shall have the Required Deposit Rating and which is otherwise acceptable to the Control Party, or (B) to be moved to the corporate trust department of the Indenture Trustee.

          (b) Each of the Lockbox Accounts shall at all times be subject to the respective Lockbox Agreement, and each of the Loan Collection Account, Receivables Collection Account and the Reserve Account shall at all times be subject to a control agreement (the "Control Agreement") substantially in the form of Exhibit E hereto.

          SECTION 6.08 Collections. Notwithstanding the Servicer's notice to each Obligor pursuant to Section 6.02(b), the Servicer shall remit or shall cause to be remitted to the Lockbox Accounts, the Loan Collection Account or the Receivables Collection Account, as applicable, within two (2) Business Days after receipt all payments by, or on behalf of, the Obligors on the Loans or the Receivables, including all Insurance Proceeds, Liquidation Proceeds and proceeds from any Guaranties, that were received directly by the Servicer, the Issuer or any of their respective Affiliates; provided, however, that up to Three Hundred Thousand Dollars ($300,000) of such payments and proceeds deposited to a lockbox account associated with another financing facility in a calendar month may be remitted to the appropriate Collection Account on a later date which is no later than the last day of the calendar month in which they were received. Until such amounts are so remitted, the Servicer shall (or shall cause such recipient to) segregate such payments and hold such payments in trust for Indenture Trustee. Based upon the amounts set forth in the Servicer's Certificate or the daily report of the Indenture Trustee delivered pursuant to Section 7.3 of the Indenture, as the case may be, the Servicer shall direct the Indenture Trustee to distribute the Available Amounts in the appropriate Collection Accounts (and the Reserve Account, if applicable) according to the priority of payments set forth in Section 8.2 of the Indenture.

          SECTION 6.09 Investment Earnings.

          Investment Earnings on the Designated Accounts and any available Investment Earnings on the Lockbox Accounts shall be deposited in the corresponding Collection Accounts and shall be deemed to be Available Amounts.

          SECTION 6.10 Servicer Advances. As of each Accounting Date, if the payments during the related Monthly Period by or on behalf of the Obligor on a Loan (other than an Administrative Loan, a Warranty Loan or a Defaulted Equipment Loan) after application under subsection 3.11 shall be less than the Scheduled Payment then the Servicer may, if in its sole discretion it deems the shortfall recoverable, but in either event shall not be obligated to, advance from its own funds any such shortfall (such amounts, a "Servicer Advance"). In addition, the Servicer shall be required to advance the amount of any fees paid to the Lockbox Banks by setoff against amounts in the Lockbox Accounts pursuant to the Lockbox Agreements. The Servicer shall receive Servicer Advance Reimbursement Amounts pursuant to Section 8.2 of the Indenture.

          SECTION 6.11 Additional Deposits. Servicer Advances pursuant to
Section 6.10 and the proceeds of Administrative Purchase Payments and the Warranty Payments with respect to Administrative Loans and Warranty Loans, respectively, shall be deposited into the

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

Collection Accounts. All such deposits with respect to a Monthly Period shall be made in immediately available funds one Business Day prior to the Distribution Date related to such Monthly Period.

          SECTION 6.12 Ambac Policy Proceeds. All proceeds with respect to the Ambac Policy shall be deposited in the Loan Collection Account or Receivables Collection Account, as the case may be, for distribution to Noteholders as set forth in Section 6.17 of the Indenture.

                                   ARTICLE VII

                               REPRESENTATIONS AND
                          WARRANTIES OF THE TRANSFEROR,
                   ORIGINATOR, SELLER, ISSUER AND THE SERVICER

          SECTION 7.01 Representations and Warranties of the Transferor, Originator, Seller, Issuer and the Servicer. The Transferor, the Originator, the Issuer and the Servicer, in its capacity as such, each makes the following representations and warranties as to itself on which the Issuer is relying in acquiring the Loans and Receivables hereunder and issuing the Securities under the other Transfer and Servicing Agreements and for the benefit of the Indenture Trustee, the Insurer and the Noteholders. The following representations and warranties are made jointly and severally by each of the Transferor, the Originator, the Servicer and the Issuer (for purposes of this Section 7.01, each, a "Party") and, unless otherwise specified, are made as of the Closing Date and each Purchase Date (in each case with respect to the Second Tier Purchased Assets, to such assets acquired on such date) but shall survive the sale, transfer and assignment of the Loans to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

          (a) Representations and Warranties as to each Party.

          (i) Organization and Good Standing. Such Party has been duly organized and is validly existing as a limited liability company (with respect to the Issuer, a Delaware statutory trust) in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted, and had at all relevant times, and now has, power, authority and legal right (A) in the case of the Transferor, to acquire, own and sell the Loans and Receivables and (B) in the case of the Servicer, to service the Loans and Receivables as provided in this Agreement;

          (ii) Due Qualification. Such Party is duly qualified to do business as a foreign limited liability company (with respect to the Issuer, a foreign statutory trust) in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business (including, in the case of the Servicer, the servicing of the Loans and Receivables as required by this Agreement) requires or shall require such qualification;

          (iii) Power and Authority. Such Party (A) has the power and authority to execute and deliver the Basic Documents to which it is a party (as used in this Section

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

     7.01(a), the "applicable Basic Documents") and to carry out the respective terms of such agreements, (B) in the case of the Transferor, has the power and authority to sell and assign the property to be sold and assigned to and deposited with the Issuer as part of the Owner Trust Estate and has duly authorized such sale and assignment to the Issuer by all necessary limited liability company action, and (C) in the case of the Originator, has the power and authority to sell and assign the property to be sold and assigned to the Transferor and has duly authorized such sale and assignment to the Transferor by all necessary limited liability company action; and the execution, delivery and performance by such Party of the applicable Basic Documents have been duly authorized by such Party by all necessary limited liability company (with respect to the Issuer, a statutory trust) action;

          (iv) Binding Obligations. The applicable Basic Documents, when duly executed and delivered, shall constitute a legal, valid and binding obligation of such Party enforceable against such Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law;

          (v) No Violation. The consummation by such Party of the transactions contemplated by the applicable Basic Documents and the fulfillment of the terms of such agreements by such Party shall not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice or lapse of time) a default under, the limited liability company agreement (with respect to the Issuer, trust agreement) of such Party, or any indenture, agreement or other instrument to which such Party is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument, other than the applicable Basic Documents, or violate any law or, to such Party's knowledge, any order, rule or regulation applicable to such Party of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over such Party or any of its properties;

          (vi) No Proceedings. There are no proceedings or, investigations pending or, to such Party's knowledge, threatened before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over such Party or its properties (i) asserting the invalidity of the applicable Basic Documents, any Securities issued pursuant thereto and, in the case of the Transferor, the Custodial Agreement or the Administration Agreement, (ii) seeking to prevent the issuance of such Securities or the consummation of any of the transactions contemplated by the applicable Basic Documents, or (iii) seeking any determination or ruling that might materially and adversely affect the performance by such Party of its obligations under, or the validity or enforceability of, such Securities, under the applicable Basic Documents; and

          (vii) Consents and Approvals. No consent or authorization of, filing with, notice to or other act by or in respect of any Governmental Authority or any other Person is required in connection with the transactions contemplated hereunder or with the execution, delivery, performance, validity or enforceability of this Agreement or any of the other Basic Documents except as to such consents which have already been obtained prior to the Closing Date and filings necessary to perfect the security interests of the Indenture Trustee in the Trust Estate.

          (b) Representations and Warranties of the Transferor and Issuer Only.

          (i) Good Title. No Loan or Receivable has been sold, transferred, assigned or pledged by the Transferor to any Person other than the Issuer; immediately prior to the conveyance of the Loans or Receivables pursuant to this Agreement the Transferor had good and marketable (provided that the Transferor makes no representation as to the existence of a willing buyer of such Loans or Receivables) title thereto, free of any Lien; and, upon execution and delivery of this Agreement by the Transferor, the Issuer shall have all of the right, title and interest of the Transferor in, to and under the Purchased Property transferred thereby free of any Lien;

          (ii) All Filings Made. All filings (including UCC filings) necessary in any jurisdiction to give the Issuer a first priority perfected security or ownership interest in the Trust Estate (other than Exempt Collateral) shall have been made; and

          (iii) Valid Transfer. This Agreement constitutes a valid transfer and assignment of the Purchased Property transferred thereby, enforceable against creditors of the Transferor.

          (iv) Financial Condition. Each of the Transferor and Issuer is solvent and able to pay its debts when due, and is not the subject of any case or proceeding, domestic or foreign, relating to bankruptcy, insolvency, reorganization, arrangement, adjustment of debts, winding-up, liquidation, dissolution, composition, receivership, trusteeship, custodianship, or any other proceeding regarding relief of debtors or enforcement of creditors' rights. Neither the Transferor nor the Issuer shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing cases or proceedings. Neither the Transferor nor the Issuer is a defendant in any case, proceeding or other action seeking issuance of a writ or warrant of attachment, execution, distraint or similar process against all or any part of its assets.

          (v) Place of Business. The principal places of business and chief executive office of the Transferor and Issuer and the offices where Transferor keeps all of its Loan Files (other than any Collateral Documents held by the Custodian) and Receivables Files is located at Shepard Street, Ripon, WI 54971-0990.

          (vi) Absence of Event. No event has occurred which materially and adversely affects the Transferor's operations or its ability to perform its obligations under the Basic Documents to which it is a party.

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

          (vii) UCC Information. The information set forth on Schedule 7.01 hereto is true, correct and complete in all material respects.

          (viii) Security Interest Representations.

               (1) In the event that the transfer of the Second Tier Purchased Assets pursuant to the terms of this Agreement is held not to constitute a "true sale" or "true contribution", this Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Second Tier Purchased Assets in favor of the Issuer, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Transferor;

               (2) The Receivables constitute "accounts" within the meaning of the applicable UCC. The Equipment Loans constitute "tangible chattel paper" within the meaning of the applicable UCC. The Equipment Notes constitute "instruments" within the meaning of the applicable UCC. The rights of the Transferor under the Purchase Agreement are "general intangibles" under the applicable UCC.

               (3) Immediately prior to the conveyance of the Second Tier Purchased Assets set forth in this Agreement, the Transferor was the sole owner of such Second Tier Purchased Assets and owned and had good and marketable title to the Second Tier Purchased Assets, free and clear of any Lien, claim or encumbrance of any Person (whether senior, junior or pari passu) other than Permitted Adverse Claims; provided, however, that the Transferor makes no representation regarding the availability of a willing buyer for the Second Tier Purchased Assets;

               (4) The Transferor has caused the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Second Tier Purchased Assets granted to the Issuer and assigned to the Indenture Trustee. All financing statements filed against the Transferor in favor of the Issuer in connection herewith describing the Second Tier Purchased Assets contain a statement to the following effect:
     "A purchase of or security interest in any collateral described in this financing statement except in favor of the Indenture Trustee will violate the rights of the Issuer and the Indenture Trustee";

               (5) Other than the security interest granted to the Issuer pursuant to this Agreement and assigned to the Indenture Trustee, the Transferor has not pledged, assigned, sold, granted a security interest in or otherwise conveyed any of the Second Tier Purchased Assets except as permitted hereby. The Transferor has not authorized the filing of, and is not aware of, any financing statements or documents of similar import against the Transferor that include a description of collateral covering the Second Tier Purchased Assets other than any financing statement or document of similar import (i) relating to the security interest granted to the Issuer and assigned to the Indenture Trustee or (ii) that has been terminated. The Transferor is not aware of any judgment or tax lien filings against the Transferor;

               (6) The Transferor has received a written acknowledgement from the

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

     Custodian that the Custodian is holding the only original executed counterpart of each Equipment Note and the related security agreement on behalf of, and for the benefit of, the Indenture Trustee and is subject to the Custodian's customary security and safekeeping procedures;

               (7) None of the Equipment Notes or Equipment Loans have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Issuer's assignee, the Indenture Trustee except as provided in Section 2.09(a); and

               (8) The Transferor has received all necessary consents and approvals required by the terms of the Second Tier Purchased Assets to the pledge to the Issuer of its interest and rights in such Second Tier Purchased Assets hereunder, or the Indenture.

The representations and warranties set forth above shall survive until the Indenture is terminated in accordance with its terms. Any breaches of the representations and warranties set forth in Section 7.01(b)(viii) above may be waived upon satisfaction of the Rating Agency Condition.

          (ix) Non-Consolidation of Issuer and Transferor. (I) Such Party has consistent with the Basic Agreements, been operated in such a manner that it shall not be substantively consolidated with the trust estate of any other person in the event of the bankruptcy or insolvency of the such Party or such other person. Without limiting the foregoing the Issuer has (1) conducted its business in its own name, (2) maintained its books, records and cash management accounts separate from those of any other person, (3) maintained its bank accounts separate from those of any other person, (4) maintained separate financial statements of the Transferor, showing its assets and liabilities separate and apart from those of any other person,
     (5) paid its own liabilities and expenses only out of its own funds, (6) allocated fairly and reasonably any overhead expenses that are shared with an Affiliate, (7) held itself out as a separate entity, (8) maintained adequate capital in light of its contemplated business operations and (9) observed all other appropriate limited liability or trust and other organizational formalities including, inter alia, remaining in good standing and qualified as a foreign limited liability or trust in each jurisdiction and obtaining all necessary licenses and approvals as required under Applicable Law.

          (II) Such Party has not (1) held itself out as being liable for the debts of any other person, (2) acted other than in its own name and through its trustee or its duly authorized officers or agents, (3) engaged in any joint activity or transaction of any kind with or for the benefit of any Affiliate including any loan to or from or guarantee of the indebtedness of any Affiliate, except payment of lawful distributions to its beneficial owners or members, (4) commingled its funds or other assets with those of any other person, (5) created, incurred, assumed, guaranteed or in any manner became liable in respect of any indebtedness (except pursuant to this Indenture) other than indemnities, trade payables and expense accruals incurred in the ordinary course of its business, (6) entered into a transaction with an Affiliate unless such transaction was commercially reasonable and on the same terms as would be available in an arm's length transaction with a person or entity that is not an Affiliate, or (7) taken any other action that would be inconsistent with maintaining the separate legal identity of such Party.

          (c) Representations and Warranties of the Originator Only.

          (i) Purchase Agreement Representations and Warranties. The representations and warranties of the Originator in Section 3.1 of the Purchase Agreement are true and correct as of the date when made.

          (ii) Absence of Event. No event has occurred which materially and adversely affects the Originator's operations or its ability to perform its obligations as Originator under the Basic Documents.

          (iii) Non-Consolidation of ALS. (a) ALS has, consistent with the Basic Agreements, been operated in such a manner that it shall not be substantively consolidated with the trust estate of either or both of the Transferor or the Issuer in the event of the bankruptcy or insolvency of either or both of the Transferor or the Issuer. Without limiting the foregoing ALS has (1) maintained its books, records and cash management accounts separate from those of either or both of the Transferor or the Issuer, (2) maintained its bank accounts separate from those of either or both of the Transferor or the Issuer, (3) maintained separate financial statements, showing its assets and liabilities separate and apart from those of either or both of the Transferor or the Issuer or maintained consolidated financial statements that contain a footnote indicating that the assets of the Transferor and the Issuer are not available to creditors of ALS, (4) paid its own liabilities and expenses of either or both of the Transferor or the Issuer, (5) allocated fairly and reasonably any overhead expenses that are shared with either or both of the Transferor or the Issuer and (6) held itself out as a separate entity from either or both of the Transferor or the Issuer.

          (b) ALS has not (1) held itself out as being liable for the debts of either or both of the Transferor or the Issuer, (2) acted or conducted its business in the name of either or both of the Transferor or the Issuer, (3) engaged in any joint activity or transaction of any kind with or for the benefit of either or both of the Transferor or the Issuer including any loan to or from or guarantee of the indebtedness of any Affiliate, (4) commingled its funds or other assets with those of either or both of the Transferor or the Issuer, (5) created, incurred, assumed, guaranteed or in any manner became liable in respect of any indebtedness of either or both of the Transferor or the Issuer, (6) entered into a transaction with either or both of the Transferor or the Issuer unless such transaction is commercially reasonable and on the same terms as would be available in an arm's length transaction with a person or entity that is not an Affiliate,
     (7) conducted its business in the name of either or both of the Transferor or the Issuer, or (8) taken any other action that would be inconsistent with maintaining the separate legal identity of the either or both of the Transferor or the Issuer.

          (c) Representations and Warranties of the Servicer Only. No Servicer Default has occurred and no condition exists which, upon the issuance of the Notes, would constitute a Servicer Default.

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          SECTION 7.02 Liability of Transferor. The Transferor shall be liable in accordance with this Agreement only to the extent of the obligations in this Agreement specifically undertaken by the Transferor.

          SECTION 7.03 Merger or Consolidation of, or Assumption of the Obligations of, Transferor; Amendment of Limited Liability Company Agreement.

          (a) Any entity (i) into which the Transferor may be merged or consolidated, (ii) resulting from any merger or consolidation to which the Transferor shall be a party, (iii) succeeding to the business of the Transferor, or (iv) more than 50% of the voting interests of which is owned directly or indirectly by ALS, which entity in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Transferor under this Agreement, shall be the successor to the Transferor under this Agreement without the execution or filing of any document or any further act on the part of any of the parties to this Agreement; provided that the Transferor shall provide 10 days' prior notice of any merger, consolidation or succession pursuant to this
Section 7.03 to the Rating Agencies and obtain the prior written consent of the Control Party.

          (b) Until the Outstanding Obligations have been paid in full, the Transferor shall at all times have two "Independent Managers". The Transferor hereby agrees that during the term of this Agreement it shall not amend the definition of "Independent Manager" or Sections 1.3, 1.4, 1.5, 1.7, 4.1, 4.2, 4.4, 5.1, 5.3, 5.4, 5.5, 6.1, 6.2, 6.3, 9.1 or 9.7 or Schedule 1 of its limited liability agreement without obtaining the prior written consent of the Rating Agencies and the Control Party, and the prior written consent of the Registered Owners of not less than a majority of the ownership interest in the Trust as of the close of the preceding Distribution Date.

          SECTION 7.04 Limitation on Liability of Transferor and Others. The Transferor and any director or officer or employee or agent of the Transferor may rely in good faith on the advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement. The Transferor shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its obligations as Transferor of the Loans or Receivables under this Agreement and that in its opinion may involve it in any expense or liability.

          SECTION 7.05 Transferor May Own Securities. Each of the Transferor and any Person controlling, controlled by or under common control with the Transferor may in its individual or any other capacity become the owner or pledgee of Securities with the same rights as it would have if it were not the Transferor or an Affiliate thereof except as otherwise specifically provided herein. Except as otherwise provided herein, Securities so owned by or pledged to the Transferor or such controlling or commonly controlled Person shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority or distinction as among all of such Securities.

          SECTION 7.06 Rule 144A. The Transferor, the Issuer and the Servicer shall furnish, upon the request of any Noteholder, the Insurer or the Owner Trustee, to the Trust the information required to be delivered under Rule 144A(d)(4) under the 1933 Act if at the time of such request the Issuer or the Transferor is not a reporting company under Section 13 or Section

15(d) of the Exchange Act, and any of the Notes are "restricted securities" within the meaning of Rule 144(a)(3) under the 1933 Act at such time.

                                  ARTICLE VIII

                       LIABILITIES OF SERVICER AND OTHERS

          SECTION 8.01 Liability of Servicer; Indemnities.

          (a) The Servicer shall be liable in accordance with this Agreement only to the extent of the obligations in this Agreement specifically undertaken by the Servicer. Such obligations shall include (but are not limited to) the following:

          (i) The Servicer shall defend, indemnify and hold harmless each Trustee, each Issuer, the Beneficiaries, the Registered Owners and any director, officer, employee or agent thereof (and, if ALS or any of its Affiliates is no longer the Servicer, then the indemnities in this provision shall run) in addition to the foregoing, to the benefit of the Agents, the Co-Administrative Agents and the Noteholders and any director, officer, employee or agent thereof) from and against any and all costs, expenses, losses, damages, claims and liabilities arising out of or resulting from claims by third parties (other than parties to the Basic Documents) arising from the servicing of Loans or Receivables or the use, ownership, repossession (other than losses related to a decline in value of the Equipment repossessed) or operation by the Servicer or any Affiliate thereof of any item of Equipment or other collateral therefor;

          (ii) The Servicer shall indemnify, defend and hold harmless each Trustee, each Beneficiary, the Registered Owners, the Insurer, the Issuer and any director, officer, employee or agent thereof (and, if ALS or any of its Affiliates is no longer the Servicer, then indemnities in this provision shall run, in addition to the foregoing, to the benefit of the Agent, the Co-Administrative Agents and the Noteholders and any director, officer, employee or agent thereof) from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated in this Agreement, including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but not including any taxes asserted with respect to, and as of the date of, the sale of the Loans and the Receivables to the Issuer or the issuance and original sale of the Securities, or asserted with respect to ownership of the Loans or Receivables, or federal or other income taxes arising out of distributions on the Securities, or any fees or other compensation payable to any such Person) and costs and expenses in defending against the same;

          (iii) The Servicer shall indemnify, defend and hold harmless each Trustee, the Issuer, the Beneficiaries, the Registered Owners and any director, officer, employee or agent thereof (and, if ALS or any of its Affiliates is no longer the Servicer, then the indemnities in this provision shall run, in addition to the foregoing, to the benefit of the Agent, the Co-Administrative Agents and the Noteholders and any director, officer, employee or agent thereof) from and against any and all costs, expenses, losses, claims, damages, and liabilities to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon such Trustee, the Issuer, the Beneficiaries or the Registered Owners through the negligence, willful misfeasance or bad faith of the Servicer or any breach or failure by the Servicer in the performance of its duties under this Agreement and any other Basic Documents or by reason of negligent disregard of its obligations and duties or if any of the representations and warranties by the Servicer shall be inaccurate as of the date made under any of the Basic Documents; and

          (iv) The Servicer (other than the Indenture Trustee in its capacity as successor Servicer pursuant to Section 9.02 hereof) shall indemnify, defend and hold harmless each Trustee and their respective agents, officers, directors and servants, from and against all costs, expenses, losses, claims, damages and liabilities arising out of or incurred in connection with (x) in the case of the Owner Trustee, the Indenture Trustee's performance of its duties under the Basic Documents, (y) in the case of the Indenture Trustee, the Owner Trustee's performance of its duties under the Basic Documents or (z) the acceptance, administration or performance by, or action or inaction of, the applicable Trustee of the trusts and duties contained in this Agreement, the Basic Documents, the Indenture (in the case of the Indenture Trustee), including the administration of the Trust Estate, and the Trust Agreement (in the case of the Owner Trustee), including the administration of the Owner Trust Estate, except in each case to the extent that such cost, expense, loss, claim, damage or liability:
     (A) is due to the willful misfeasance, bad faith or gross negligence of the Person seeking to be indemnified, (B) to the extent otherwise payable to the Indenture Trustee, arises from the Indenture Trustee's breach of any of its representations or warranties in Section 6.13 of the Indenture or (C) to the extent otherwise payable to the Owner Trustee, arises from the Owner Trustee's breach of any of its representations or warranties set forth in
     Section 6.6 of the Trust Agreement.

          (b) Indemnification under this Section 8.01 shall survive the resignation or removal of the Owner Trustee or the Indenture Trustee or the termination of this Agreement. If the Servicer has made any indemnity payments pursuant to this Section 8.01 and the recipient thereafter collects any of such amounts from others, the recipient shall promptly repay such amounts collected to the Servicer, without interest.

          (c) The Servicer shall pay any amounts owing pursuant to Section 8.01 hereof directly to the indemnified Person and such amounts will not be deposited in the Collection Accounts.

          (d) Indemnification pursuant to this Section 8.01 will include, without limitation, reasonable fees and expenses of counsel and expenses of litigation reasonably incurred.

          (e) Notwithstanding the foregoing indemnification obligations, nothing in this Section 8.01 shall be intended by the parties to constitute a guaranty by the Servicer of repayment of the Loans.

          SECTION 8.02 Merger or Consolidation of, or Assumption of the Obligations of, the Servicer. Notwithstanding anything in this Agreement to the contrary, without the consent of the Control Party or any other person, (a) the Servicer may consolidate, merge or sell all or substantially all of its assets and (b) any entity (i) into which the Servicer may be merged or consolidated, (ii) resulting from any merger, conversion or consolidation to which the Servicer shall be a party, (iii) succeeding to the business of the Servicer, or (iv) more than 50% of the voting interests of which is owned directly or indirectly by ALS and which is otherwise servicing the Transferor's loans, which corporation or other entity in any of the foregoing cases executes an agreement of assumption reasonably satisfactory to the Insurer and Indenture Trustee to perform every obligation of the Servicer under this Agreement shall be the successor to the Servicer under this Agreement without the further execution or filing of any paper or any further act on the part of any of the parties to this Agreement; provided, however, that immediately after giving effect thereto, there shall be no Servicer Default. In the event that the requirements in the proviso of the preceding sentence are not satisfied, such transaction shall require the Control Party's written consent, not to be unreasonably withheld. Pursuant to this
Section 8.02, the Servicer shall provide the Control Party and the Rating Agencies at least thirty days' prior written notice of any merger, consolidation or succession and a copy of the agreement of assumption in respect of such merger, consolidation or succession, the pro forma financial calculations supporting the successor entity's compliance with the financial covenants specified in Section 3.07(i), if applicable, and such other additional information as the Control Party shall reasonably request. It is understood that nothing in this Section 8.02 shall be construed to limit or otherwise impair the ability of the Transferor or any Interested Party to enforce such remedies as are available to them under the Basic Documents.

          SECTION 8.03 Limitation on Liability of Servicer and Others.

          (a) Neither the Servicer nor any of the directors or officers or employees or agents of the Servicer shall be under any liability to the Issuer or the Noteholders, except as specifically provided in this Agreement, for any action taken or for refraining from the taking of any action pursuant to the Basic Documents or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such Person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence (negligence, in the case of the initial Servicer) in the performance of duties or by reason of reckless (negligent, in the case of the initial Servicer) disregard of obligations and duties under the Basic Documents. The Servicer and any director, officer or employee or agent of the Servicer may rely in good faith on the advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement.

          (b) [Reserved.]

          (c) Except as provided in this Agreement, the Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to service the Loans or Receivables in accordance with this Agreement and that in its opinion may involve it in any expense or liability; provided, however, that the Servicer may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties to this Agreement and the interests of the Beneficiaries and the Registered Owners under this Agreement and the Beneficiaries under the Indenture and the interests of the Registered Owners under the Trust Agreement. In such event, the reasonable legal expenses and costs for such action and any liability resulting therefrom that is not incidental to its duties to service the Loans or Receivables in accordance with this Agreement shall be expenses, costs and liabilities of the Issuer and the Servicer shall be entitled to be reimbursed therefor.

          (d) The Indenture Trustee shall distribute out of the Collection Accounts on a Distribution Date any amounts permitted for reimbursement pursuant to subsection 8.03(c) which have not been previously reimbursed in accordance with Section 8.2 of the Indenture; provided, however, that the Indenture Trustee shall not distribute such amounts if the amount on deposit in the Reserve Account (after giving effect to all deposits and withdrawals pursuant to Section
8.2 of the Indenture) is greater than zero but less than the Reserve Account Required Amount for such Distribution Date.

          SECTION 8.04 Delegation of Duties. So long as ALS acts as Servicer, the Servicer may, at any time without notice or consent, delegate any duties under this Agreement to any other entity more than 50% of the voting stock of which is owned, directly or indirectly, by ALS. The Servicer may at any time perform specific duties as Servicer through sub-contractors who are in the business of servicing stand alone commercial laundry equipment loans; provided, however, that (i) Servicer shall not delegate to any such sub-contractor any material portion of such servicing duties without the Control Party's consent, and (ii) no such delegation shall relieve the Servicer of its responsibility with respect to such duties.

          SECTION 8.05 Servicer Not to Resign. Subject to the provisions of
Section 9.02, the Servicer shall not resign from the obligations and duties imposed on it by this Agreement as Servicer without the consent of the Control Party, except upon determination that the performance of its duties under this Agreement is no longer permissible under applicable law. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to each Trustee and the Control Party and the Rating Agencies (with a copy to the initial Noteholders). No such resignation shall become effective until the Indenture Trustee or a successor Servicer acceptable to the Control Party shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 9.02.

                                   ARTICLE IX

                                SERVICER DEFAULT

          SECTION 9.01 Servicer Defaults. Each of the following shall constitute a "Servicer Default":

          (a) any failure by the Servicer to deliver to the Indenture Trustee for deposit in any of the Designated Accounts or the Lockbox Accounts any required payment or to direct the Indenture Trustee to make any required distributions therefrom, which failure continues unremedied for a period of three Business Days after the date when due;

          (b) failure on the part of the Transferor or the Servicer to duly observe or perform any of their respective covenants or agreements set forth in the Purchase Agreement, this Agreement or any of the other Basic Documents which failure (i) materially and adversely affects the rights of the Beneficiaries, and (ii) continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor or the Servicer, as applicable, by the Indenture Trustee (acting at the direction of the Control Party), or to the Transferor or the Servicer, as applicable, and to either Trustee by the Control Party;

          (c) the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, liquidator or similar official for the Transferor or the Servicer, in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding up or liquidation of their respective affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 or more consecutive days;

          (d) the consent by the Transferor or the Servicer to the appointment of a conservator or receiver, liquidator or similar official in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities, or similar proceedings of or relating to the Transferor or the Servicer or of or relating to substantially all of their respective property; or the Transferor or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

          (e) the failure to distribute a Servicer's Certificate pursuant to the terms of Section 3.10 or 5.08 within three Business Days after the related Determination Date provided, however that a Servicer Default will not occur if such failure is cured within an additional two business days such exception to be limited to one time per 12 months during the life of this Agreement;

          (f) any assignment of rights or delegation of duties by the Servicer in violation of this Agreement;

          (g) any material adverse change in the properties, business or condition (financial or otherwise) of the Servicer or the existence of any other condition which, in each case, constitutes, in the reasonable discretion of the Control Party constitutes, a material impairment of the Servicer's ability to perform its obligations under this Agreement; provided that a change in the value of any Loan or Receivable shall not result in a Servicer Default under this subsection (g);

          (h) the first to occur of (i) an event of default by the Servicer or its Affiliate, as applicable, in the performance of any term, provision or condition of any indebtedness for borrowed money in excess of $5,000,000, which event of default other than a payment default is neither waived pursuant to an unconditional waiver nor cured within 60 days (inclusive of any cure period or other period of grace) of the date upon which such event of default occurs or
(ii) the acceleration of any such indebtedness as a result of an event of default, such that any indebtedness due thereunder is due prior to its stated maturity; or any such indebtedness shall be declared to be due and payable prior to the date of maturity thereof or shall be unpaid on its maturity date;

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

          (i) a final judgment or judgments for the payment of money in excess of $5,000,000 in the aggregate against the Servicer and the same shall not be discharged (or provisions made for such discharge) or bonded, or a stay of execution thereof shall not be procured, within sixty days from the date of entry thereof and the Servicer shall not, within said period of sixty days, or within such longer period during which execution of the same shall have been stayed or bonded, appeal therefrom and cause the execution thereof to be stayed during such appeal;

          (j) the rolling three (3) month average of the Delinquency Ratio - Receivables exceeds 8.25%;

          (k) the rolling three (3) month average of the Delinquency Ratio - Equipment Loans exceeds 3.00%;

          (l) the rolling three (3) month average of the Dilution Ratio - Receivables exceeds 16.5%;

          (m) the rolling three (3) month average of the Default Ratio - Receivables exceeds 6.00%;

          (n) the rolling three (3) month average of the Default Ratio - Equipment Loans exceeds 1.50%;

          (o) the Days Sales Outstanding - Receivables exceeds 110 days;

          (p) if ALS or an Affiliate thereof is the Servicer, the breach by the Servicer of one or both of the covenants set forth in Section 3.07(i); or

          (q) the breach, in any material respect, by the Servicer of any representation or warranty made by the Servicer in this Agreement or any of the Basic Documents.

          SECTION 9.02 Consequences of a Servicer Default.

          (a) If a Servicer Default shall occur and be continuing (and has not been waived in writing by the Control Party), the Control Party by notice then given in writing to the Servicer and the Owner Trustee (and to the Indenture Trustee if given by the Noteholders) may, in addition to other rights and remedies available in a court of law or equity to damages, injunctive relief and specific performance, elect to waive such Servicer Default or direct the Indenture Trustee to terminate all of the rights and obligations of the Servicer as Servicer under this Agreement (provided that a termination shall occur without notice upon a Servicer Default under Section 9.01(c) or (d)). On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Securities, the Loans or Receivables or otherwise, shall pass to and be vested in the Indenture Trustee and any successor Servicer pursuant to and under
Section 9.03. The Indenture Trustee and any successor Servicer is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Loans and related documents, or otherwise. The predecessor Servicer agrees to cooperate with the Indenture Trustee and any successor Servicer in effecting the termination of the responsibilities and rights of the Servicer under this Agreement, including the transfer to either Trustee for administration by it of all cash amounts that shall at the time be held by the Servicer for deposit, or that shall have been deposited by the Servicer in the Lockbox Accounts, the Collection Accounts, the Reserve Account or thereafter received with respect to the Loans and the Receivables that shall at that time be held by the Servicer, and will provide the Indenture Trustee and any successor Servicer reasonable access to the servicing systems and records with respect to the Loans and the Receivables. In addition to any other amounts that are then payable to the predecessor Servicer under this Agreement, the predecessor Servicer shall be entitled to receive from the successor Servicer the portions of any Servicer Advance Reimbursement Amount which relates to any Servicer Advance made by the terminated Servicer. To assist the successor Servicer in enforcing all rights under the Loans and the Receivables, the predecessor Servicer, at its own expense, shall transfer its electronic records relating to such Loans and Receivables to the successor Servicer in such electronic form as is then-maintained by the predecessor Servicer in the ordinary course of its business and shall transfer the related Loan Files and all other records, correspondence and documents relating to the Loans and Receivables that it may possess to the successor Servicer in the manner and at such times as the successor Servicer shall reasonably request.

          (b) Following the occurrence of a Servicer Default, but without limiting the rights of the Indenture Trustee or the Control Party under any other provisions of the Basic Documents, the Control Party may direct the Indenture Trustee to conduct a review of the Servicer's cash application procedures with respect to Collections on the Loans and Receivables, including, without limitation, transfers from the Lockbox Accounts to the Collection Accounts, and the Indenture Trustee hereby agrees to conduct such review, or cause a third party to conduct such review, at the expense of the Servicer, on such basis as the Control Party shall reasonably determine.

          SECTION 9.03 Indenture Trustee to Act; Appointment of Successor. On and after the time the Servicer receives a notice of termination pursuant to
Section 9.02 unless and until the Control Party has designated a successor Servicer, which has accepted such appointment, the Back-up Servicer shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for in this Agreement, and shall be subject to all the responsibilities, restrictions, duties and liabilities relating thereto placed on the Servicer by the terms and provisions of this Agreement; provided, however, that the predecessor Servicer shall remain liable for, and the successor Servicer shall have no liability for, any indemnification obligations of the Servicer arising as a result of acts, omissions or occurrences during the period in which the predecessor Servicer was the Servicer; and provided, further, that ALS shall remain liable for the indemnification obligations of the Servicer under subsections 8.01(ii) and (iv) of this Agreement without regard to whether it is still Servicer hereunder. Servicer shall be subrogated to the rights of the indemnified party with respect to claims against a replacement Servicer. As compensation therefor, the Indenture Trustee or a successor Servicer designated by the Control Party shall be entitled to reimbursement of costs and expenses incurred in the transfer and conversion of the electronic records relating to the Loans and the Receivables received from the predecessor Servicer, together with such compensation (whether payable out of the Collection Accounts or otherwise) as the Servicer would have been entitled to under this Agreement if no such notice of termination had been given including, but not limited to, the Servicing Fee. In the event the Indenture Trustee becomes the successor Servicer, it hereby reserves the right to terminate any then-existing sub-servicing agreements as may be entered into pursuant to Section 8.04 hereof. Notwithstanding the above, the Indenture Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, a successor (i) having a net worth of not less than $10,000,000, (ii) acceptable to the Control Party and (iii) whose regular business includes the servicing of equipment loans, as the successor to the Servicer under this Agreement in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer under this Agreement. In connection with such appointment and assumption, the Indenture Trustee may make such arrangements for the compensation of such successor out of payments on Loans and Receivables as it and such successor shall agree, subject to the consent of the Control Party; provided, that if a successor Servicer is appointed and assumes the duties of successor Servicer hereunder, the Servicing Fee Rate used to calculate the Servicing Fee payable to the successor Servicer shall be a rate agreed upon by such successor Servicer and the person or group appointing it hereunder but not in excess of 1.0% unless the Rating Agency Condition has been satisfied. The Indenture Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. No removal or resignation of the Servicer shall (other than under Section 9.02(a) with respect to a Servicer Default under Section 9.01(c) or (d)) become effective until the Indenture Trustee, the Back-up Servicer under Section 3.13 or another successor Servicer acceptable to the Control Party shall have assumed the Servicer's responsibilities and obligations in accordance with this Section 9.03.

          SECTION 9.04 Notification to the Beneficiaries and the Certificateholders. Upon any termination of, or appointment of a successor to, the Servicer pursuant to this Article IX, the Indenture Trustee shall give prompt written notice thereof to the Noteholders, the Insurer and the Rating Agencies, and the Owner Trustee shall give prompt written notice thereof to the Certificateholders.

          SECTION 9.05 Waiver of Past Defaults. The Control Party may, on behalf of all Beneficiaries and Registered Owners, waive any default by the Servicer in the performance of its obligations hereunder and its consequences, including a default in making any required deposits to or payments from any of the accounts in accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

          SECTION 9.06 Effects of Termination or Resignation of Servicer.

          (a) Upon the appointment of the successor Servicer, the predecessor Servicer shall immediately remit any Scheduled Payments, Liquidation Proceeds or other payments that it may receive pursuant to any Loan or Receivable or otherwise to the successor Servicer for the benefit of the Issuer after such date of appointment.

          (b) After the termination of the Servicer pursuant to Section 9.02 or resignation pursuant to Section 8.05 (except as otherwise provided in Section
8.05 or 9.03), the predecessor Servicer shall have no further rights or obligations with respect to the management or servicing of the Trust Estate or the enforcement, custody or collection of the Loans or Receivables, and the successor Servicer shall have all of such obligations, except that the predecessor Servicer will transmit or cause to be transmitted directly to the relevant Designated Account, promptly upon receipt and in the same form in which received, any amounts held by the predecessor Servicer (properly endorsed where required for the successor Servicer to collect them) received as payments upon or otherwise in connection with the Loans or Receivables. The predecessor Servicer's indemnification obligations pursuant to
Section 8.01 hereof will survive the termination or resignation of the predecessor Servicer but will not extend to any acts or omissions of a successor Servicer.

                                    ARTICLE X

                             TERMINATION; REDEMPTION

          SECTION 10.01 Optional Purchase of Equipment Loans and Receivables. If at any time after the Conversion Date, the Aggregate Loan Balance of the Loans held by the Trust is 10% or less of the Aggregate Loan Balance on such Conversion Date, the Servicer shall have the option, but not the obligation, to purchase for cash the Equipment Loans and related assets and Receivables at a price equal to the aggregate Administrative Purchase Payments for all Loans (including Defaulted Equipment Loans) plus the appraised value of the Receivables and such other related assets held by the Trust (less the Liquidation Expenses to be incurred in connection with the recovery thereof (excluding the Receivables and related assets)), such value to be determined by an appraiser mutually agreed upon by the Servicer, each Trustee and the Control Party (the "Optional Purchase Price"); provided, however, that the Servicer may not exercise its option if the Optional Purchase Price would be less than the sum of (i) the Redemption Price, (ii) all administrative expenses, operating costs and amounts to third parties due as of such Distribution Date, and (iii) all Reimbursement Amounts due to the Insurer, if any. In the event the Servicer elects to exercise its option, the Issuer shall redeem the Equipment Notes and the Receivables Notes in accordance with this Section 10.01 effective as of such date of purchase. The Issuer shall be required to notify the Indenture Trustee and the Control Party in writing by no later than five (5) Business Days prior to a notice required to be sent by the Indenture Trustee pursuant to Section 11.1(a) of the Indenture, and return the cancelled Ambac Policy to the Insurer once all of the preceding amounts have been paid in full. To exercise such option, the Servicer shall deposit in the Loan Collection Account an amount equal to the Optional Purchase Price.

          SECTION 10.02 Termination of the Agreement. Unless otherwise agreed by the Transferor, the Servicer, the Issuer and the Beneficiaries and the Registered Owners, this Agreement shall terminate upon termination of the Indenture and the Servicer shall give the Owner Trustee prompt notice of such termination; provided that the Notes and all other amounts due to third parties referred to in Section 10.01 have been paid in full, and all amounts due to the Insurer have been paid and the Ambac Policy has been returned.

          SECTION 10.03 Conditional Call. Following the satisfaction of the Receivables Call Condition, but no earlier than the second anniversary of the Closing Date, the Transferor shall repurchase all (but not part) of the Receivables for an amount equal to the fair market value of such Receivables. The Transferor shall purchase the Receivables pursuant to this call promptly following satisfaction of the Receivables Call Condition, but in any event, no later than the day of the sale to the Third Party Purchaser which shall take place no later than 30 days after the satisfaction of the Receivables Call Condition.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

          SECTION 11.01 Amendment.

          (a) This Agreement may be amended by the Transferor, the Servicer and the Issuer with the consent of the Indenture Trustee and the Control Party, but without the consent of any of the Noteholders, (i) to cure any ambiguity, (ii) to correct or supplement any provision in this Agreement that may be defective or inconsistent with any other provision in this Agreement or any other Basic Document, (iii) add to the covenants, restrictions or obligations of the Transferor, the Servicer, the Insurer or either Trustee or (iv) add, change or eliminate any other provision of this Agreement in any manner that shall not, as evidenced by an Officer's Certificate, adversely affect in any material respect the interests of the Noteholders.

          (b) Notwithstanding paragraph (a), this Agreement may also be amended from time to time by the Transferor, the Servicer and the Issuer with the consent of the Control Party for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Noteholders, and any provisions hereof may be waived with the consent of the Control Party except that no amendment may be made to this Agreement which would be prohibited under the proviso of Section 9.2 of the Indenture if such amendment were to be made to the Indenture unless the consent that would have been required as described therein, if such amendment were to be made to the Indenture, shall have been obtained.

          (c) Prior to the execution of any such amendment or consent, the Indenture Trustee shall furnish written notification of the substance of such amendment or consent to the Rating Agencies, the initial Noteholders and the Control Party.

          (d) Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Registered Owner and the Insurer, and the Indenture Trustee shall furnish written notification to each Noteholder.

          (e) It shall not be necessary for the consent of the Noteholders pursuant to subsection 11.01(b) to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof but it shall be necessary to obtain the consent of the Control Party. The manner of obtaining such consents of the Noteholders (and any other consents of the Noteholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by the Noteholders shall be subject to such reasonable requirements as either Trustee may prescribe.

          (f) The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's own rights, duties or immunities under this Agreement or otherwise. The Indenture Trustee may, but shall not be obligated to, execute and deliver any such amendment which affects the Indenture Trustee's rights, duties or immunities under this Agreement or otherwise.

          (g) Each of ALS and the Transferor agrees that such Person shall not amend or agree to any amendment of the Purchase Agreement unless such amendment would be permissible under the terms of this Section 11.01 as if this Section
11.01 were contained in the Purchase Agreement with the consent of the Control Party.

          (h) Notwithstanding the foregoing, the signatures of the Transferor and the Issuer shall not be required for the effectiveness of any amendment which modifies the representations, warranties, covenants or responsibilities of the Servicer at any time when the Servicer is not the Originator or a successor Servicer is designated pursuant to Section 9.02.

          SECTION 11.02 Protection of Title to Owner Trust Estate.

          (a) The Transferor or the Servicer or both shall execute and file such financing statements and cause to be executed and filed such continuation and other statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Beneficiaries, the Certificateholders and the Trustees under this Agreement in the Loans and Receivables. The Transferor or the Servicer or both shall deliver (or cause to be delivered) to each Trustee and the Insurer file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

          (b) Neither the Transferor nor the Servicer shall change its jurisdiction of organization, name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above incorrect or seriously misleading within the meaning of Section 9-507 of the UCC, unless it shall have given each Trustee and the Insurer at least 60 days prior written notice thereof and shall have taken all such actions as may be reasonably requested by the Trustees or the Insurer or necessary to maintain the perfection and priority of such Liens of the Trustees.

          (c) Each of the Transferor and the Servicer shall give each Trustee and the Insurer at least 60 days prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement. The Servicer shall at all times maintain each office from which it services Loans and Receivables and its principal executive office within the United States of America.

          (d) The Servicer shall maintain accounts and records as to each Loan accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Loan, including payments and recoveries made and payments owing (and the nature of each) and extensions of any scheduled payments made not less than 45 days prior thereto, and (ii) reconciliation between payments or recoveries on (or with respect to) each Loan and

Receivable and the amounts from time to time deposited in the Lockbox Accounts and the Collection Accounts.

          (e) The Servicer shall maintain its computer systems so that, from and after the time of sale under this Agreement of the Loans and Receivables to the Issuer, the Servicer's master computer records (including any back-up archives) that refer to any Loan or Receivable indicate clearly that the Loan or Receivable is owned by the Issuer. Indication of the Issuer's ownership of a Loan or Receivable shall be deleted from or modified on the Servicer's computer systems when, and only when, the Loan or Receivable has been paid in full, liquidated or repurchased by the Transferor or purchased by the Servicer.

          (f) If at any time the Transferor or the Servicer proposes to sell, grant a security interest in, or otherwise transfer any interest in stand-alone commercial laundry equipment loans to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or print-outs (including any restored from back-up archives) that, if they refer in any manner whatsoever to any Loan, indicate clearly that such Loan has been sold and is owned by the Issuer unless such Loan has been paid in full, liquidated or repurchased by the Transferor or purchased by the Servicer.

          (g) If at any time the Transferor or the Servicer proposes to sell, grant a security interest in, or otherwise transfer any interest in trade receivables to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or print-outs (including any restored from back-up archives) that, if they refer in any manner whatsoever to any Receivable, indicate clearly that such Receivable has been sold and is owned by the Issuer unless such Receivable has been paid in full, liquidated or repurchased by the Transferor or purchased by the Servicer.

          (h) The Servicer shall permit each Trustee and the Insurer and their respective agents (at such Person's cost and expense except to the extent such costs and expenses shall be required to be paid by ALS or its Affiliates pursuant to the Basic Documents) at any time during normal business hours and upon reasonable advance notice to inspect, audit and make copies of and abstracts from the Servicer's records regarding any Loans and Receivables then or previously included in the Owner Trust Estate.

          (i) The Servicer shall furnish to each Trustee and the Insurer at any time upon request a list of all Loans and Receivables then held as part of the Trust including any then-existing amendments, substitutions or replacements thereto, together with a reconciliation of such list to the Schedule of Loans and Schedule of Receivables and to each of the Servicer's Certificates furnished before such request indicating removal of Loans or Receivables from the Trust. Upon request, the Servicer shall furnish a copy of any such list to the Transferor. Each Trustee and the Transferor shall hold any such list and the Schedule of Loans and Schedule of Receivables for examination by interested parties during normal business hours at their respective offices located at the addresses set forth in Section 11.03.

          SECTION 11.03 Notices. All demands, notices and communications upon or to the Transferor, the Servicer, either Trustee, the Insurer, the Rating Agencies or the initial Noteholders under this Agreement shall be delivered as specified in Appendix B hereto.

          SECTION 11.04 Governing Law. All questions concerning the construction, validity and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without giving effect to any choice of law or conflict provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York; provided, however that the duties and immunities of the Owner Trustee hereunder shall be governed by the laws of the State of Delaware.

          SECTION 11.05 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Securities or the rights of the holders thereof.

          SECTION 11.06 Assignment.

          (a) Notwithstanding anything to the contrary contained in this Agreement, this Agreement may not be assigned by the Transferor without the prior written consent of the Control Party. The Transferor shall provide notice of any such assignment to the Rating Agencies and the Control Party (with a copy to the initial Noteholders).

          (b) Notwithstanding anything to the contrary contained in this Agreement, this Agreement may not be assigned by the Servicer without the prior written consent of the Control Party other than as permitted by Section 8.02. The Servicer shall provide notice of any such assignment to the Rating Agencies and the Control Party (with a copy to the Initial Noteholders).

          SECTION 11.07 Third-Party Beneficiaries. The Insurer and its successors and assigns shall be third-party beneficiaries to the provisions of this Pooling and Servicing Agreement, as it may be supplemented or amended, and shall be entitled to rely upon and directly to enforce the provisions of this Pooling and Servicing Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto, the Beneficiaries and the Certificateholders and the Trustees and their respective successors and permitted assigns. Except as otherwise provided in Section 8.01 or in this
Article X, no other Person shall have any right or obligation hereunder.

          SECTION 11.08 Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          SECTION 11.09 Headings and Cross-References. The various headings in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement.

          SECTION 11.10 Assignment to Indenture Trustee. The Transferor hereby acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders, the Insurer and (only to the extent expressly provided therein) the Registered Owners of all right, title and interest of the Issuer in, to and under the Purchased Property and/or the assignment of any or all of the Issuer's rights and obligations hereunder to the Indenture Trustee.

          SECTION 11.11 No Petition Covenants. Notwithstanding any prior termination of this Agreement, the Servicer and the Transferor shall not, prior to the date which is one year and one day after the Outstanding Obligations shall have been paid in full, acquiesce, petition or otherwise invoke or cause the Transferor or the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Transferor or the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Transferor or the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Transferor or the Issuer. The covenants set forth in this
Section 11.11 shall survive the termination of this Agreement.

          SECTION 11.12 Limitation of Liability of the Trustees.

          (a) Notwithstanding anything contained herein to the contrary, this Agreement has been acknowledged and accepted by The Bank of New York not in its individual capacity but solely as Indenture Trustee and in no event shall The Bank of New York have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement in performance of its rights and duties hereunder, the Indenture Trustee shall be entitled to the benefits of Article VI of the Indenture.

          (b) Notwithstanding anything contained herein to the contrary, this Agreement has been executed by Wilmington Trust Company not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Wilmington Trust Company in its individual capacity or, except as expressly provided in the Trust Agreement, as Owner Trustee of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI of the Trust Agreement.

          SECTION 11.13 Survival of Agreement. All covenants, agreements, representations and warranties made herein, in the Basic Documents and in the other agreements delivered pursuant hereto shall survive the pledge of the Trust Estate and the issuance of the Notes and shall continue in full force and effect until payments in full of the Notes and all amounts owing to the Indenture Trustee and the Insurer hereunder and under the Basic Documents, as applicable and return of the Ambac Policy.

          SECTION 11.14 Cooperation and Further Assurances. (a) Each of the parties hereto hereby agrees that it will cooperate in good faith and use commercially reasonable efforts to assist any requesting Co-Administrative Agent in any sale or securitization of the Specified Assets to take place after the Conversion Date; provided, however, that each of the parties hereto agrees that it shall not be obligated to take any action (including making any changes or amendments to any of the Basic Documents), or provide any consent if such party would thereby incur any material obligations or liabilities as a result thereof; provided, further, that such Co-Administrative Agent shall, at the written request of the assisting party, offer such party indemnification reasonably satisfactory to such party against any costs, liabilities and expenses incurred in providing any requested assistance.

          (b) In the event of any Regulatory Change (as defined in the Note Purchase Agreement; provided, that for purposes of this Section, the term Regulatory Change shall include the Insurer) which results in either (i) a determination that the Issuer or any CP Conduit (as defined in the Note Purchase Agreement) is not a Qualified Special Purpose Entity that is not required, under generally accepted accounting principles, to consolidate its financial statements with any other entity, or (ii) a cost arising under Section 2.3 of the Note Purchase Agreement, the parties hereto agree to negotiate in good faith to amend the Basic Documents in order to eliminate the consolidation requirement; provided, however, that no party shall be obligated to take any action (or make any amendments) if in the reasonable opinion of such party any such amendment to the Basic Documents will be unlawful or otherwise disadvantageous or inconsistent with its policies or regulatory restrictions or result in any liability, unreimbursed cost or expense to such party.

          SECTION 11.15 No Recourse. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or any other related documents.

                                    * * * * *

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                        ALLIANCE LAUNDRY EQUIPMENT
                                        RECEIVABLES TRUST 2002-A, as Issuer


                                        By: WILMINGTON TRUST COMPANY, not in its
                                            individual capacity but solely as
                                            Owner Trustee


                                        By:  /s/ Kathleen A. Pedelini
                                           -------------------------------------
                                        Name:  Kathleen A. Pedelini
                                        Title: Financial Services Officer


                                        ALLIANCE LAUNDRY EQUIPMENT
                                        RECEIVABLES 2002 LLC, as Transferor


                                        By: /s/ Todd M. Rice
                                           -------------------------------------
                                        Name:  Todd M. Rice
                                        Title: Vice President


                                        ALLIANCE LAUNDRY SYSTEMS LLC,
                                        as Servicer and Originator


                                        By: /s/ Scott L. Spiller
                                           -------------------------------------
                                        Name:  Scott L. Spiller
                                        Title: VP, Law and Human Resources
                                               & Secretary
Acknowledged and Agreed:

THE BANK OF NEW YORK, not in
its individual capacity but solely
as Indenture Trustee


By: /s/ Erwin Soriano
   ---------------------------------
   Name:  Erwin Soriano
   Title: Assistant Treasurer

                                   EXHIBIT A-1

                         Form of Initial PSA Assignment

          For value received, in accordance with the Pooling and Servicing Agreement, dated as of November 26, 2002 (the "Pooling and Servicing Agreement"), among Alliance Laundry Systems LLC, a Delaware limited liability company ("ALS"), Alliance Laundry Equipment Receivables 2002 LLC, a Delaware limited liability company (the "Transferor"), and Alliance Laundry Equipment Receivables Trust 2002-A (the "Issuer"), the Transferor does hereby sell, assign, transfer and otherwise convey unto the Issuer, without recourse (except as otherwise provided in the Pooling and Servicing Agreement), all right, title and interest of the Transferor in, to and under (a) all Second Tier Purchased Assets that existed on the Closing Date; and (b) any income and Proceeds of the property described in clause (a) above.

          The foregoing sale does not constitute and is not intended to result in any assumption by the Issuer of any obligation of the undersigned to the Obligors, insurers or any other Person in connection with the Second Tier Purchased Assets or any agreement or instrument relating to any of them.

          As set forth in Section 2.06 of the Pooling and Servicing Agreement, the parties hereto intend that the transactions set forth herein constitute an absolute assignment by the Transferor to the Issuer on the Closing Date of all the Transferor's right, title and interest in and to the Second Tier Purchased Assets. In the event any transaction set forth herein does not constitute an absolute assignment, it shall constitute the granting of a security interest by the Transferor in favor of the Issuer in such assets as provided in Section 2.06 of the Pooling and Servicing Agreement.

          This Initial PSA Assignment is made pursuant to and affirms the representations, warranties and agreements on the part of the undersigned contained in the Pooling and Servicing Agreement and is to be governed by the Pooling and Servicing Agreement. The undersigned certifies that all conditions precedent under the Basic Documents to transfer to the Issuer of the Second Tier Purchased Assets conveyed hereby have been satisfied.

          Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Pooling and Servicing Agreement.

          All questions concerning the construction, validity and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without giving effect to any choice of law or conflict provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York; provided, however that the duties and immunities of the Owner Trustee hereunder shall be governed by the laws of the State of Delaware.

                                    * * * * *

          IN WITNESS WHEREOF, the undersigned has caused this Initial PSA Assignment to be duly executed as of November 26, 2002.


                             ALLIANCE LAUNDRY EQUIPMENT
                             RECEIVABLES 2002 LLC

                             By:    /s/ Scott L. Spiller
                                ------------------------------------------------
                             Name:   Scott L. Spiller
                             Title:  Secretary

                                   EXHIBIT A-2

                        Form of Additional PSA Assignment

          For value received, in accordance with the Pooling and Servicing Agreement, dated as of November 26, 2002 (the "Pooling and Servicing Agreement"), among Alliance Laundry Systems LLC, a Delaware limited liability company ("ALS"), Alliance Laundry Equipment Receivables 2002 LLC, a Delaware limited liability company (the "Transferor"), and Alliance Laundry Equipment Receivables Trust 2002-A (the "Issuer"), the Transferor does hereby sell, assign, transfer and otherwise convey unto the Issuer, without recourse (except as otherwise provided in the Pooling and Servicing Agreement), all right, title and interest of the Transferor in, to and under (a) all Specified Assets that existed and were acquired by the Transferor on such Purchase Date; and (b) any income and proceeds of the property described in clause (a) above.

          The foregoing sale does not constitute and is not intended to result in any assumption by the Issuer of any obligation of the undersigned to the Obligors, insurers or any other Person in connection with the Loans, any Insurance Policies or any agreement or instrument relating to any of them.

          As set forth in Section 2.06 of the Pooling and Servicing Agreement, the parties hereto intend that the transactions set forth herein constitute an absolute assignment by the Transferor to the Issuer on the Substitution Date of all the Transferor's right, title and interest in and to the Second Tier Purchased Assets. In the event any transaction set forth herein does not constitute an absolute assignment, it shall constitute the granting of a security interest by the Transferor in favor of the Issuer in such assets as provided in Section 2.06 of the Pooling and Servicing Agreement.

          This Replacement Assignment is made pursuant to and affirms the representations, warranties and agreements on the part of the undersigned contained in the Pooling and Servicing Agreement and is to be governed by the Pooling and Servicing Agreement. The undersigned certifies that all conditions precedent under the Basic Documents to the transfer of the Second Tier Purchased Assets to the Issuer conveyed hereby have been satisfied.

          Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Pooling and Servicing Agreement.

          All questions concerning the construction, validity and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without giving effect to any choice of law or conflict provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York; provided, however that the duties and immunities of the Owner Trustee hereunder shall be governed by the laws of the State of Delaware.

                                    * * * * *

          IN WITNESS WHEREOF, the undersigned has caused this Replacement
Assignment to be duly executed as of      ,      .
                                     -----  -----

                                          ALLIANCE LAUNDRY EQUIPMENT
                                          RECEIVABLES 2002 LLC


                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:

                                   EXHIBIT A-3

                         Form of Substitution Assignment

          For value received, in accordance with the Pooling and Servicing Agreement, dated as of November 26, 2002 (the "Pooling and Servicing Agreement"), among Alliance Laundry Systems LLC, a Delaware limited liability company ("ALS"), Alliance Laundry Equipment Receivables 2002 LLC, a Delaware limited liability company (the "Transferor"), and Alliance Laundry Equipment Receivables Trust 2002-A (the "Issuer"), the Transferor does hereby sell, assign, transfer and otherwise convey unto the Issuer, without recourse (except as otherwise provided in the Pooling and Servicing Agreement), all right, title and interest of the Transferor in, to and under (a) the Substitute Loans, including without limitation all documents and instruments evidencing or governing the Substitute Loans and all Loan Files relating thereto, identified on the Schedule of Loans attached hereto (the "Substitute Loans") and all monies paid or payable thereon (including Liquidation Proceeds) on or after or due and
payable, but in each case not paid, as of,           (the "Substitution Cutoff
                                           ---------
Date"); (b) the Equipment, including, without limitation, all security interests therein, granted by Obligors pursuant to such Substitute Loans and any other collateral securing such Substitute Loans; (c) any Insurance Policies, and proceeds thereof, and all rights and benefits thereunder, with respect to such Equipment and any other collateral securing such Substitute Loans; (d) with respect to such Substitute Loans, any Guaranties, and proceeds thereof, and all rights and benefits thereunder; (e) all funds on deposit from time to time in the Lockbox or in the Lockbox Accounts with respect to such Substitute Loans and all proceeds thereof; (f) the Purchase Agreement with respect to such Substitute Loans, and the other Basic Documents (other than the Trust Agreement and the documents and certificates executed in connection with the foregoing), including the right of the Transferor to cause ALS to perform its obligations thereunder (including the obligation to repurchase such Substitute Loans under certain circumstances); and (g) any income and proceeds of the property described in clauses (a) through (f) above.

          The foregoing sale does not constitute and is not intended to result in any assumption by the Issuer of any obligation of the undersigned to the Obligors, insurers or any other Person in connection with the Second Tier Purchased Assets or any agreement or instrument relating to any of them.

          As set forth in Section 2.06 of the Pooling and Servicing Agreement, the parties hereto intend that the transactions set forth herein constitute an absolute assignment by the Transferor to the Issuer on the Substitution Date of all the Transferor's right, title and interest in and to the Second Tier Purchased Assets. In the event any transaction set forth herein does not constitute an absolute assignment, it shall constitute the granting of a security interest by the Transferor in favor of the Issuer in such assets as provided in Section 2.06 of the Pooling and Servicing Agreement.

          This Substitution Assignment is made pursuant to and affirms the representations, warranties and agreements on the part of the undersigned contained in the Pooling and Servicing Agreement and is to be governed by the Pooling and Servicing Agreement. The undersigned certifies that all conditions precedent under the Basic Documents to transfer to the Issuer of the Second Tier Purchased Assets conveyed hereby have been satisfied.

          Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Pooling and Servicing Agreement.

          All questions concerning the construction, validity and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without giving effect to any choice of law or conflict provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York; provided, however that the duties and immunities of the Owner Trustee hereunder shall be governed by the laws of the State of Delaware.

                                    * * * * *

          IN WITNESS WHEREOF, the undersigned has caused this Substitution
Assignment to be duly executed as of      ,      .
                                     -----  -----

                                              ALLIANCE LAUNDRY EQUIPMENT
                                              RECEIVABLES 2002 LLC


                                              By:
                                                 -------------------------------
                                              Name:
                                              Title:

                                    EXHIBIT B

                 Locations of Schedule of Loans And Receivables

                    The Schedule of Loans and Receivables is
                           on file at the offices of:

          1.   The Indenture Trustee

          2.   The Owner Trustee

          3.   Alliance Laundry Systems LLC

          4.   Alliance Laundry Equipment Receivables 2002 LLC

                                    EXHIBIT C

                          Back Up Servicer Requirements

                                    EXHIBIT D
                         Form of Servicer's Certificate

                                    EXHIBIT E

                  Form of Securities Account Control Agreement

                                    EXHIBIT F

                       Form of Borrowing Base Certificate

                                    EXHIBIT G

                             Agreed Upon Procedures

          The Agreed Upon Procedures shall be as provided in Exhibits B-1 and B-2 to the Insurance Agreement.

                                   APPENDIX A

                              PART I - DEFINITIONS

                                   APPENDIX B

                         Notice Addresses and Procedures

          All requests, demands, directions, consents, waivers, notices, authorizations and communications provided or permitted under any Basic Document to be made upon, given or furnished to or filed with ALS, the Transferor, the Servicer, the Administrator, the Indenture Trustee, the Issuer, the Owner Trustee, the Insurer or the Rating Agencies shall be in writing, personally delivered, sent by facsimile with a copy to follow via first class mail or mailed by certified mail-return receipt requested, and shall be deemed to have been duly given upon receipt:

          (a) in the case of the Transferor, at the following address:

              Alliance Laundry Equipment Receivables 2002 LLC
              c/o The Corporation Trust Company
              1209 Orange Street
              Wilmington, Delaware 19801

          with a copy to:

              Alliance Laundry Equipment Receivables 2002 LLC
              Shepard Street
              P. O. Box 990
              Ripon, WI 54971-0990
              Attention: General Counsel
              Telecopy: 920-748-4334
              Confirmation: 920-748-4320

              and

              Ropes & Gray
              One International Place
              Boston, MA  02110-2624
              Attention: Alison Bomberg
              Telecopy: 617-951-7050
              Confirmation: 617-951-7000

          (b) in the case of the Servicer, at the following address:

              Alliance Laundry Systems LLC
              Shepard Street
              P. O. Box 990
              Ripon, WI  54971-0990
              Attention: Treasurer
              Telecopy: 920-748-1629
              Confirmation: 920-748-1634
          with a copy to:

              Alliance Laundry Systems LLC
              Shepard Street
              P. O. Box 990
              Ripon, WI  54971-0990
              Attention: General Counsel
              Telecopy: 920-748-4334
              Confirmation: 920-748-4320

              and

              Ropes & Gray
              One International Place
              Boston, MA  02110-2624
              Attention: Alison Bomberg
              Telecopy: 617-951-7050
              Confirmation: 617-951-7000

          (c) in the case of the Custodian, at the following address:

              LaSalle Bank National Association
              2571 Busse Road, Suite 200
              Dock 49
              Elk Grove Village, IL  60007
              Attention: Manager of Collateral Services

          (d) in the case of the Indenture Trustee, at its Corporate Trust
              Office

          (e) in the case of the Issuer or the Owner Trustee, to the Owner Corporate Trust Office, with copies to:
              Trustee at its

              Alliance Laundry Equipment Receivables 2002 LLC
              Shepard Street
              P. O. Box 990
              Ripon, WI  54971-0990
              Attention: Treasurer
              Telecopy: 920-748-1629
              Confirmation: 920-748-1634

              and:

              Alliance Laundry Equipment Receivables 2002 LLC
              Shepard Street
              P. O. Box 990
              Ripon, WI  54971-0990
              Attention: General Counsel

              Telecopy: 920-748-4334
              Confirmation: 920-748-4320

          The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee and the Indenture Trustee shall likewise promptly transmit any notice received by it from the Noteholders to the Issuer.

          (f) in the case of Moody's Investors Service, to

              Moody's Investors Service
              ABS Monitoring Department
              99 Church Street
              New York, New York 10007
              Telecopy:212-552-4642
              Confirmation:212-553-0300

          (g) in the case of Standard & Poor's Ratings Services, to

              Standard & Poor's Ratings Services
              55 Water Street
              New York, New York 10041
              Attention:  Asset Backed Surveillance Department
              Telecopy: 212-438-2648
              Confirmation:212-438-2000

          (h) in the case of Ambac Assurance Corporation, to:

              Ambac Assurance Corporation
              One State Street Plaza
              New York, New York 10004
              Attention: Structured Finance Department - ABS
              Telecopy No.: 212-208-3547
              Confirmation: 212-668-0340

              (in each case in which notice or other
              communication to the Insurer refers to Servicer Default, an Event of Default, a Rapid Amortization Event, a claim on the Ambac Insurance Policy or any event with respect to which failure on the part of the Insurer to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication shall also be sent to the attention of the general counsel of each of the Insurer and the Indenture Trustee and shall be marked to indicate "URGENT MATERIAL ENCLOSED.")

          (i) in the case of the Noteholders, to:

              Bear, Stearns & Co., Inc.
              383 Madison Avenue

              New York, NY 10179
              Attention:
              Telecopy No.:
              Confirmation: 800-999-2000

              CIBC World Markets Corp., as Agent
              425 Lexington Avenue
              New York, NY 10017
              Attention: Asset Securitization Group
                         Jeff Bazoian
              Telecopy No.: 212-856-3643
              Confirmation: 212-856-4000

or at such other address as shall be designated by such party in a written notice to the other parties to this Agreement.

          Where any Basic Document provides for notice to the Noteholders of any condition or event, such notice shall be sufficiently given (unless otherwise expressly provided in a Basic Document) if it is in writing and mailed, first-class, postage prepaid to each Noteholder affected by such condition or event, at such Person's address as it appears on the Note Register not later than the latest date, and not earlier than the earliest date, prescribed in such Basic Document for the giving of such notice. If notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given regardless of whether such notice is in fact actually received.

                                  SCHEDULE 7.01

                       PERFECTION CERTIFICATE - TRANSFEROR

          The undersigned, the Secretary, of Alliance Laundry Equipment Receivables 2002 LLC (the "Transferor"), hereby certifies, with reference to the certain Pooling and Servicing Agreement, dated as of November 26, 2002 (terms defined in such Pooling and Servicing Agreement having the same meanings herein as specified therein), among the Transferor, Alliance Laundry Systems LLC and Alliance Laundry Equipment Receivables Trust 2002-A (the "Issuer"), to the Issuer, the Indenture Trustee and each Beneficiary as follows:

          1. Name. The exact legal name of the Transferor as that name appears on its [Certificate of Formation] is as follows:

          Alliance Laundry Equipment Receivables 2002 LLC

          2. Other Identifying Factors.

          (a) The following is the mailing address of the Transferor:

          Shepard Street
          P.O. Box 990
          Ripon, Wisconsin  54971-0990

          (b) If different from its mailing address, the Transferor's place of business or, if more than one, its chief executive office is located at the following address:

          (c) The following is the type of organization of the Transferor:

          Limited Liability Company

          (d) The following is the jurisdiction of the Transferor's organization:

          Delaware

          (e) The following is the Transferor's state issued organizational identification number [state "None" if the state does not issue such a number];

          Delaware Identification Number:                              3588197

          3. Other Names, Etc.

          (a) The following is a list of all other names (including trade names or similar appellations) used by the Transferor, or any other business or organization to which the Transferor became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, now or at any time during the past five years.

          Not Applicable

          (b) Attached hereto is the information required in Section 2 for any other business or organization to which the Transferor became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, now or at any time during the past five years.

          Not Applicable

          4. Other Current Locations.

          (a) The following are all other locations in the United States of America in which the Transferor maintains any books or records relating to any of the Specified Assets consisting of accounts, instruments, chattel paper, general intangibles or mobile goods:

          None

          (b) [Reserved].

          (c) The following are all other locations in the United States of America where any of the Specified Assets consisting of inventory or equipment is located:

          Not Applicable

          (d) The following are the names and addresses of all persons or entities other than the Transferor, such as, consignees, warehousemen or purchasers of chattel paper, which have possession or are intended to have possession of any of the Specified Assets consisting of instruments, chattel paper, inventory or equipment:

          LaSalle Bank National Association
          2571 Busse Road
          Suite 200
          Elk Grove Village, IL  60007

          5. Prior Locations.

          (a) Set forth below is the information required by Section 4(a) with respect to each location or place of business previously maintained by the Transferor at any time during the past five years in a state in which the Transferor has previously maintained a location or place of business at any time during the past four months:

          Not Applicable

          IN WITNESS WHEREOF, we have hereunto signed this Certificate on
          , 2002.
----------
                                               ALLIANCE LAUNDRY RECEIVABLES 2002
                                               LLC


                                               By:  /s/ Scott L. Spiller
                                                  ------------------------------
                                               Name:   Scott L. Spiller
                                                    ----------------------------
                                               Title:  Secretary
                                                     ---------------------------

                                        3